                      Registration Nos. 002-65539/811-2958

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/


         Post-Effective Amendment No. 78                          /X/

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/


         Amendment No. 61                                         /X/

                    T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                    ---------------------------------------
                Exact Name of Registrant as Specified in Charter

                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Address of Principal Executive Offices

                                  410-345-2000
                                  ------------
               Registrant's Telephone Number, Including Area Code

                                Henry H. Hopkins
                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Name and Address of Agent for Service

            Approximate Date of Proposed Public Offering May 1, 2000
                                                         -----------

         It is proposed that this filing will become effective (check appropriate box):

/ /      Immediately upon filing pursuant to paragraph (b)

/X/      On May 1, 2000, pursuant to paragraph (b)
/ /      60 days after filing pursuant to paragraph (a)(1)
/ /      On (date), pursuant to paragraph (a)(1)
/ /      75 days after filing pursuant to paragraph (a)(2)
/ /      On (date) pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
May 1, 2000
T. ROWE PRICE


International Funds--Foreign Bond Funds


 Worldwide income funds seeking various combinations of high current income, capital appreciation, and diversification from foreign and U.S. fixed income securities.
(T. ROWE PRICE RAM LOGO)
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price International Funds, Inc.
  T. Rowe Price Global Bond Fund
  T. Rowe Price International Bond Fund
  T. Rowe Price Emerging Markets Bond Fund
Prospectus

May 1, 2000

              ABOUT THE FUNDS
1
              Objective, Strategy, Risks, and Expenses    1

              -----------------------------------------------
              Other Information About the Funds           8

              -----------------------------------------------


              ABOUT YOUR ACCOUNT
2
              Pricing Shares and Receiving                9
              Sale Proceeds
              -----------------------------------------------
              Distributions and Taxes                    10

              -----------------------------------------------
              Transaction Procedures and                 13
              Special Requirements
              -----------------------------------------------


              MORE ABOUT THE FUNDS
3
              Organization and Management                16

              -----------------------------------------------
              Understanding Performance Information      19

              -----------------------------------------------
              Investment Policies and Practices          20

              -----------------------------------------------
              Financial Highlights                       30

              -----------------------------------------------


              INVESTING WITH T. ROWE PRICE
4
              Account Requirements                       33
              and Transaction Information
              -----------------------------------------------
              Opening a New Account                      33

              -----------------------------------------------
              Purchasing Additional Shares               35

              -----------------------------------------------
              Exchanging and Redeeming                   35

              -----------------------------------------------
              Rights Reserved by the Funds               37

              -----------------------------------------------
              Information About Your                     38
               Services
              -----------------------------------------------
              T. Rowe Price                              40
               Brokerage
              -----------------------------------------------
              Investment Information                     41

              -----------------------------------------------



 Rowe Price-Fleming International, Inc. (Price-Fleming), the investment manager, was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Ltd. As of December 31, 1999, Price-Fleming managed $42.6 billion in foreign stocks and bonds through its offices in Baltimore, London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide whether an international fixed income fund is appropriate for you, this section takes a closer look at the funds' investment programs and the markets in which they invest.


 What are each fund's objectives and principal investment strategies?

   Global Bond Fund
   Objective: The fund seeks high current income and, secondarily, capital appreciation and protection of principal by investing primarily in high-quality foreign and U.S. government bonds.


   Strategy: The fund will normally invest at least 65% of its total assets in high-quality bonds issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces, and municipalities. Corporate bonds may also be purchased. The fund may invest up to 20% of total assets in below-investment-grade, high-risk bonds. These may include emerging market bonds and bonds in default or with the lowest credit rating.

   To reduce the effect of interest rate changes on the fund's share price, the weighted average maturity of the portfolio is likely to average around five to seven years, although this may vary according to our interest rate outlook. The fund may also hold securities with maturities longer or shorter than five or seven years. The fund has wide flexibility to purchase and sell currencies in an effort to profit from currency trends and reduce the impact of currency fluctuations on the share price.

   Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as demand and supply trends and currency values. The fund generally invests in countries where the combination of fixed income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where Price-Fleming believes the currency risk can be minimized through hedging. The fund sells holdings for a variety of reasons, such as to adjust a portfolio's average maturity or quality, to shift assets into higher-yielding securities, or to alter geographic or currency exposure.

   International Bond Fund

   Objective: The fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S.

T. ROWE PRICE

   Strategy: The fund will normally invest at least 65% of its total assets in high-quality (AA or better) foreign bonds but may invest up to 20% of assets in below-investment-grade, high-risk bonds including those in default or with the lowest rating. Up to 20% of assets may be invested in dollar-denominated foreign bonds such as Brady and other emerging market bonds.

   Although we expect to maintain an intermediate to long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. Like the Global Bond Fund, this fund has wide flexibility to purchase and sell currencies and engage in hedging transactions. However, we normally do not attempt to cushion the impact of foreign currency fluctuations on the dollar. Therefore, the fund is likely to be heavily exposed to foreign currencies.

   The general decision-making process for buying and selling securities is the same as for Global Bond Fund as described on the previous page.

   Emerging Markets Bond Fund

   Objective: The fund seeks to provide high income and capital appreciation.

   Strategy: The fund will normally invest at least 65% (and potentially all) of its total assets in the government or corporate debt securities of emerging nations. Fund holdings may include the lowest-rated bonds, including those in default.

   There are no maturity restrictions, and the fund's weighted average maturity normally ranges between five and 10 years but may vary substantially because of market conditions. Under normal circumstances, most of the fund's total assets are expected to be denominated in U.S. dollars, and the fund will not usually attempt to cushion the impact of foreign currency fluctuations on the dollar. Security selection relies heavily on research, which analyzes political and economic trends as well as creditworthiness. The fund tends to favor bonds it expects will be upgraded.

   The general decision-making process for selling securities is similar to that of the other two funds.

  . For details about each fund's investment program, please see the Investment
   Policies and Practices section.

INVESTING WITH T. ROWE PRICE

 Table 1  International Funds Comparison Guide
                                                                          Expected r
                                                                              isk
                                                                               r
                                                                            elative
                          Geographic     Quality of     Normal currency        to
  Fund                      focus        securities        exposure       one another

  Global Bond             Worldwide    Primarily high       Varies         Moderate
                                           quality
                         ---------------------------------------------------------------
  International Bond     Outside U.S.  Primarily high        High            High
                                           quality
                         ---------------------------------------------------------------
  Emerging Markets Bond  Outside U.S.  Primarily lower      Varies          Highest
                                           quality
 --------------------------------------------------------------------------------------------


  . All of these funds are considered "nondiversified" for purposes of the Investment Company Act of 1940.


 What are the main risks of investing in the funds?


   The risk profile of the funds varies with the types of bonds they purchase, their degree of currency exposure, and whether they invest in developed markets, emerging markets, or both. Of the three funds, Emerging Markets Bond is the most risky with the highest potential for sharp price declines.

  . Interest rate risk This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Because prices of long-term bonds are more sensitive to interest rate changes than prices of short-term bonds, the funds discussed in this prospectus have greater interest rate risk than short-term bond funds. While all three funds face this risk, it is of primary importance for the Global and International Bond Funds.

  . Credit risk This is chance that a fund's holding will have its credit downgraded or will default (the failure of an issuer to make timely payments of interest or principal), potentially reducing the fund's share price and income level. Among the three funds, Emerging Markets Bond has the highest credit risk because the average credit quality of its holdings is lowest. (See emerging market risk discussion.)

  . Nondiversified risk Because they are nondiversified, each fund can invest more of its assets in a smaller number of issuers than diversified funds. This could result in greater potential losses than funds investing in a broader variety of issues.

  . Currency risk This is the risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on each fund's holdings can be significant and long lasting, depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. We may actively manage currency risk in the Global Bond Fund in an effort to reduce the negative impact of a strong dollar. However, the International Bond Fund is normally heavily exposed to foreign currencies, so

T. ROWE PRICE
   that changes in currency exchange rates are likely to play a larger role in fund performance. Bonds held in the Emerging Markets Bond Fund are often denominated in U.S. dollars to improve their marketability, but this does not protect them from substantial price declines in the face of political and economic turmoil. In addition, many emerging market currencies cannot be effectively hedged. Currency trends are unpredictable, and to the extent each fund purchases and sells currencies, it will also be subject to the risk that its trading strategies, including efforts at hedging, will not succeed. Furthermore, hedging costs can be significant and reduce fund net asset values.


  . Emerging market risk The funds' investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade and capital, trade barriers, and other protectionist or retaliatory measures. Some countries have legacies of hyperinflation and currency devaluations versus the dollar (which adversely affects returns to U.S. investors). Significant devaluations have occurred in recent years in Russia, Brazil, and other Asian and Latin American nations. Governments of some emerging market countries have defaulted on their bonds and investors in this sector must be prepared for similar events in the future.

  . Other risks of foreign investing Other risks result from the varying stages of economic and political development of foreign countries, the differing regulatory environments, trading days, and accounting standards of non-U.S. markets, and higher transaction costs. Government interference in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would also hurt the fund.

  . Derivatives risk To the extent the funds use these instruments, they may be exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  . Each fund's share price may decline, so when you sell your shares, you may lose money.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. None of these funds is suitable for near-term financial goals. Your decision should take into account whether you have any other foreign bond investments. If not, you may wish to invest in a widely diversified fund to gain the broadest exposure to global opportunities. A diversified emerging markets

INVESTING WITH T. ROWE PRICE
   fund may be an appropriate part of your portfolio if you are supplementing existing holdings that are primarily in developed foreign markets and can accept the potentially greater volatility of emerging markets.

   Each fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.


 How has each fund performed in the past?


   The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the charts.

 LOGO                         LOGO


T. ROWE PRICE
LOGO


                                     Calendar Year Total Returns
      Fund       "90"   "91"   "92"  "93"   "94"   "95"   "96"   "97"    "98"   "99"
 -------------------------------------------------------------------------------------------
  Global Bond       --  11.31  3.26  11.15  -3.05  18.13   6.59   1.61   11.93  -6.69
  International
  Bond           16.05  17.75  2.40  20.00  -1.84  20.30   7.13  -3.17   15.03  -7.86
  Emerging          --     --    --     --     --  25.81  36.77  16.83  -23.09  22.97
  Markets Bond
 -------------------------------------------------------------------------------------------

 Global Bond     Quarter ended Total return

 Best quarter   3/31/95   7.82%

 Worst quarter  3/31/99   -4.93%

 International Bond       Quarter ended Total return

 Best quarter   3/31/95   12.51%

 Worst quarter  3/31/97   -5.59%

 Emerging Markets Bond    Quarter ended Total return

 Best quarter   6/30/95   17.56%

 Worst quarter  9/30/98   -30.20%




 Table 2  Average Annual Total Returns
                                    Periods ended
                                  December 31, 1999
                                          Shorter of 10 years
                         1 year  5 years  or since inception    Inception date
 ------------------------
  Global Bond Fund       -6.69%   5.97%          5.76%             12/31/90
  J.P. Morgan Global
  Bond Index Plus        -4.49    6.87             --
  J.P. Morgan Global
  Gov't. Bond Index
  (unhedged)             -5.08    6.69           7.38
  Lipper Global Income
  Funds Average          -2.43    6.36           6.01

  International Bond
  Fund                   -7.86%   5.75%          8.10%             9/10/86
  J.P. Morgan Non- U.S.
  Index Plus             -5.26    6.69             --
  J.P. Morgan Non- U.S.
  Dollar Gov't. Bond
  Index                  -6.17    6.37           8.34
  Lipper International
  Income Funds Average   -4.60    6.45           6.51

  Emerging Markets Bond
  Fund                   22.97%  13.71%         13.71%             12/30/94
  J.P. Morgan Emerging
  Markets Bond Plus
  Index                  25.97   16.58          16.58
  Lipper Emerging
  Markets Debt Funds     24.51   12.76          12.76
  Average
 ------------------------------------------------------------------------------

INVESTING WITH T. ROWE PRICE
 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.



 Table 3  Fees and Expenses of the Funds
                                       Annual fund operating expenses/a/
                                 (expenses that are deducted from fund assets)

                                                Total annual    Fee waiver/
          Fund           Management   Other    fund operating     expense       Net
 ------------------------   fee      expenses     expenses     reimbursement  expenses  -----

  Global Bond              0.67%      0.85%        1.52%       (0.52)          1.00%
                                                               %
                         ---------------------------------------------------------------
  International Bond       0.67       0.23         0.90             --         0.90
                         ---------------------------------------------------------------
  Emerging Markets Bond    0.77       0.48         1.25             --         1.25
 --------------------------------------------------------------------------------------------




 /a/Price-Fleming is contractually obligated to waive its fees and bear any expenses to the extent such fees or expenses would cause the funds' ratios of expenses to average net assets to exceed the indicated percentage limitations. Fees waived or expenses paid or assumed are subject to reimbursement to Price-Fleming by each fund through the indicated reimbursement date, but no reimbursement will be made if it would result in a fund's expense ratio exceeding its specified limit. A summary of the funds' expense limitations and the periods for which they are effective is set forth below:

               Fund           Limitation Period  Expense Ratio Limitation  Reimbursement Date

       Global Bond/b/          1/1/99-12/31/00            1.00%                 12/31/02
       Emerging Markets
       Bond/c/                 1/1/99-12/31/00            1.25%                 12/31/02


 /b/Previously, the Global Bond Fund operated under a 1.00% expense ratio limitation that expired December 31,

T. ROWE PRICE
   1998. Fees waived or expenses assumed under this agreement are subject to reimbursement to Price-Fleming by the fund whenever the fund's expense ratio is below 1.00%. However, no reimbursement will be made after December 31, 2000, or if it would result in the expense ratio exceeding 1.00%.

 /c/
   Previously, the Emerging Markets Bond Fund operated under a 1.25% limitation that expired December 31, 1998. Fees waived or expenses assumed under this agreement are subject to reimbursement to Price-Fleming by the fund whenever the fund's expense ratio is below 1.25%. However, no reimbursement will be made after December 31, 2000, or if it would result in the expense ratio exceeding 1.25%.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitations currently in place are not renewed (if applicable), you invest $10,000, earn a 5% annual return, and hold the investment for the following periods:

  Fund                   1 year   3 years   5 years   10 years
 --------------------------------------------------------------------
  Global Bond             $102      $429      $780     $1,768
                         ---------------------------------------
  International Bond        92       287       498      1,108
                         ---------------------------------------
  Emerging Markets Bond    127       397       686      1,511
 --------------------------------------------------------------------




 OTHER INFORMATION ABOUT THE FUNDS
 ----------------------------------------------------------

 Why invest in an international fund?

   Interest rates vary from country to country depending on local economic conditions and monetary and fiscal policies. By investing in foreign fixed income markets, U.S. investors can benefit from potentially higher yields than their own markets provide. Also, foreign bond markets often move independently of one another and the U.S. markets. Therefore, diversifying internationally across various countries can help reduce portfolio volatility and smooth out returns.


 What are some of the advantages of investing in international and global fixed income markets through mutual funds?

   Buying foreign bonds can be difficult and costly for the individual investor, and gaining access to many foreign markets can be complicated. Few investors have the time, the expertise, or the resources to evaluate foreign markets effectively on their own. Therefore, the professional management, broad diversification, and relative simplicity of mutual funds make them an attractive, low-cost vehicle for this type of investing.


 What is the difference between international and global funds?

   Global funds invest worldwide, including both foreign and U.S. markets, while international funds invest in markets outside the U.S.

 ABOUT YOUR ACCOUNT
  . For more details on potential risks of foreign investments, please see
   Investment Policies and Practices and the Statement of Additional
   Information.


 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding or sector on a fund's net asset value.

  . Thorough credit research by our own analysts.


  . Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund's sensitivity to interest rate changes.

  . Management of the impact of foreign currency changes on the fund's portfolio to the degree discussed previously under "currency risk."


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the funds may purchase as well as types of management practices the funds may use.

T. ROWE PRICE
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for each fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, a fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.


   Each fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. ET when the funds calculate their NAVs. Most of the securities in which the funds invest, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. ET will not be reflected in the funds' NAVs. However, if a fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. The fund may fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open.

  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

INVESTING WITH T. ROWE PRICE
   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.


   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by ACH transfer should be credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  . Exception: Under certain circumstances and when deemed to be in a fund's best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.


   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

T. ROWE PRICE
   Income dividends
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Dividends are ordinarily paid on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.


  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

INVESTING WITH T. ROWE PRICE
   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
  . The following summary does not apply to retirement accounts, such as IRAs, which are not subject to current tax.

   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. However, if you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   Distributions resulting from the sale of certain foreign currencies and debt securities, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If the fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your portion of foreign taxes paid by the fund.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.

   Note: For information on the tax consequences of hedging, please see Investment Policies and Practices.

T. ROWE PRICE
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment

   If you pay with a check or ACH transfer that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. Each fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars; type of check
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold

   If you sell shares that you just purchased and paid for by check or ACH transfer, the funds will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than
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INVESTING WITH T. ROWE PRICE
   $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.


   Frequent trades in your account or accounts controlled by you can disrupt management of a fund and raise its expenses. To deter such activity, the funds have adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and one sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, or if your trade activity involves market timing, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).


  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party, you can make one purchase and one sale involving the same fund within any 120-day period. If you exceed this limit or if you hold fund shares for less than 60 calendar days, you are in violation of our excessive trading policy. Systematic purchases or redemptions are exempt from this policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee


   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA

 MORE ABOUT THE FUNDS
   accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts, but a separate custodial fee may apply to such accounts.


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

INVESTING WITH T. ROWE PRICE
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?


   T. Rowe Price International Funds, Inc. (the "corporation"), currently consists of 12 series, each having different objectives and investment policies. The 12 series and the years in which each was established are as follows: International Stock Fund, 1980; International Bond Fund, 1986; International Discovery Fund, 1988; European Stock Fund, New Asia Fund, Global Bond Fund, 1990; Japan Fund, 1991; Latin America Fund, 1993; Emerging Markets Bond Fund, 1994; Emerging Markets Stock Fund, Global Stock Fund, 1995, and International Growth & Income Fund, 1998. (The equity funds are described in a separate prospectus.)


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?


   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.


 Who runs the funds?

   General Oversight
   The corporation is governed by a Board of Directors that meets regularly to review the funds' investments, performance, expenses, and other business affairs. The Board elects the corporation's officers. The policy of the corporation is that the majority of Board members are independent of Price-Fleming.

T. ROWE PRICE
  . All decisions regarding the purchase and sale of fund investments are made by Price-Fleming - specifically by each fund's Investment Advisory Group.

   Investment Manager
   Price-Fleming is responsible for selection and management of each fund's portfolio investments. Price-Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. Price-Fleming also has offices in London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris. Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Limited (Flemings).

   T. Rowe Price, Flemings, and Jardine Fleming Group Limited (Jardine Fleming) are owners of Price-Fleming. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings, and 25% by a subsidiary of Jardine Fleming. Jardine Fleming is owned by Flemings. T. Rowe Price has the right to elect a majority of the Board of Directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.


  . Flemings is a diversified investment organization that participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, Seoul, Taipei, Bombay, Jakarta, Singapore, Bangkok, and Johannesburg.

   Portfolio Management
   Each fund has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing each fund's investment program. The advisory group for each fund consists of Peter Askew, Michael Conelius, and Christopher Rothery.


   Peter Askew joined Price-Fleming in 1988 and has 24 years of experience managing multicurrency fixed income portfolios.

   Michael Conelius joined Price-Fleming in 1995. Prior to that, he had been with T. Rowe Price since 1988.


   Christopher Rothery joined Price-Fleming in 1994 and has 12 years of experience managing multicurrency fixed income portfolios. Before joining Price-Fleming, he had worked with Fleming International Fixed Income Management Limited since 1987.

   Portfolio Transactions

   Decisions with respect to the purchase and sale of a fund's portfolio securities on behalf of each fund are made by Price-Fleming. The corporation's Board of Directors has authorized Price-Fleming to utilize affiliates of Flemings and Jardine Fleming in the capacity of broker in connection with the execution of a fund's

INVESTING WITH T. ROWE PRICE
   portfolio transactions if Price-Fleming believes that doing so would result in an economic advantage (in the form of lower execution costs or otherwise) to the fund.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule
     0.334%/a/         First $50 billion

     0.305%            Next $30 billion

     0.300%            Next $40 billion

     0.295%            Thereafter
    --------------------------------------


   /a/     Represents a blended group fee rate containing various break points.


   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price fund assets of over $106 billion at December 31, 1999, the group fee was 0.32%. The individual fund fees are as follows: Global Bond and International Bond Funds, 0.35%; and Emerging Markets Bond Fund, 0.45%.

   Research and Administration

   Certain administrative support is provided by T. Rowe Price, which receives from Price-Fleming a fee of 0.15% of the market value of all assets in equity accounts, 0.15% of the market value of all assets in active fixed income accounts, and 0.035% of the market value of all assets in passive fixed income accounts under Price-Fleming's management. Price-Fleming has entered into research agreements with Fleming Investment Management Limited (FIM) and Jardine Fleming International Holdings Limited (JFIH). For services under the research agreements, FIM and JFIH each receive a fee of 0.075% of the market value of all assets in equity accounts under Price-Fleming's management. FIM and JFIH each receive a fee of 0.075% of the market value of all assets in active fixed income accounts and 0.0175% of such market value in passive fixed income accounts under Price-Fleming's management. In addition to the research provided under

T. ROWE PRICE
   these agreements, Price-Fleming has access to the publicly available research materials produced by FIM and JFIH. FIM is a wholly owned subsidiary of Flemings. JFIH is a wholly owned subsidiary of Jardine Fleming.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.


 Total Return


   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield


   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the

INVESTING WITH T. ROWE PRICE
   period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.


   The advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield-also called the standardized yield-may differ from the dividend yield.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------

   This section takes a detailed look at some of the types of fund portfolio securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Fund investment restrictions and policies are adhered to at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in hybrid instruments are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

T. ROWE PRICE
 Types of Portfolio Securities


   In seeking to meet their investment objectives, the funds may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the funds' investment programs. The following pages describe various types of fund portfolio securities and investment management practices.

   Fixed Income Securities

   The funds' investments may include but shall not be limited to: (1) Debt obligations issued or guaranteed by: (a) a foreign sovereign government or one of its agencies, authorities, instrumentalities, or political subdivisions, including a foreign state, province or municipality, and (b) supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Community; (2) Debt obligations: (a) of foreign banks and bank holding companies, and (b) of domestic banks and corporations issued in foreign currencies; and (3) Foreign corporate debt securities and commercial paper. Such securities may take a variety of forms including those issued in the local currency of the issuer, Brady bonds, Euro bonds, and bonds denominated in the Euro. Normally, the International Bond Fund will only purchase bonds denominated in foreign currencies (other than Brady and other emerging market bonds). The Global Bond and Emerging Markets Bond Funds may also invest in: such dollar-denominated fixed income securities as (1) Debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (2) Domestic corporate debt securities; (3) Domestic commercial paper, including commercial paper indexed to certain specific foreign currency exchange rates;
   (4) Debt obligations of domestic banks and bank holding companies; and (5) Collateralized mortgage obligations or asset-backed bonds. The funds may from time to time purchase securities on a when-issued basis, invest in repurchase agreements, and purchase bonds convertible into equities.

   Nondiversified Investment Company

   The funds are able to invest more than 5% of their assets in the fixed income securities of individual foreign governments. Each fund generally will not invest more than 5% of its assets in any individual corporate issuer, provided that (1) a fund may place assets in bank deposits or other short-term bank instruments with a maturity of up to 30 days provided that
   (i) the bank has a short-term credit rating of A1+ (or, if unrated, the equivalent as determined by Price-Fleming) and (ii) the fund will not maintain more than 10% of its total assets with any single bank; and (2) the fund may maintain more than 5% of its total assets, including cash and currencies, in custodial accounts or deposits of the funds' custodian or sub-custodians.

   In addition, each fund intends to qualify as a regulated investment company for purposes of the Internal Revenue Code. This requires each fund to limit its

INVESTING WITH T. ROWE PRICE
   investments so that, at the end of each calendar quarter, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% is invested in a single issuer. Since, as a nondiversified investment company, each fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, the funds may be subject to greater credit risk with respect to their portfolio securities than an investment company that is more broadly diversified.

   Hybrid Instruments

   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the funds to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset values of the funds.

  . Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

   Operating policy Fund investments in hybrid instruments are limited to 10% of total assets.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.


   Operating policy Fund investments in illiquid securities are limited to 15% of net assets.

T. ROWE PRICE
   Loan Participations and Assignments
   Large loans to corporations or governments, including governments of less-developed countries (LDCs), may be shared or syndicated among several lenders, usually banks. Each fund could participate in such syndicates, or could buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the lender, and it may assume the credit risk of the lender in addition to the borrower. In assignments, the funds' rights against the borrower may be more limited than those held by the original lender.

   Operating policy Global Bond and International Bond Funds may not invest more than 5% and Emerging Markets Bond Fund not more than 20% of total assets in loan participations and assignments.

   High-Yield/High-Risk Securities
   While investments in high-yield, lower-quality securities offer the opportunity for substantial income and capital appreciation, there are significant risks associated with such investments, including:

   Greater credit risk Companies and governments issuing lower-rated bonds are not as strong financially as those with higher credit ratings, and their bonds are often viewed as speculative investments. Such issuers are more vulnerable to real or perceived business setbacks and to changes in the economy, such as a recession, that might impair their ability to make timely interest and principal payments. Certain less-developed governments have in the past defaulted on payment of interest and principal on debt they have issued. As a result, your fund manager relies heavily on proprietary Price-Fleming research when selecting these investments.

   Reduced market liquidity High-yielding emerging market bonds are generally less "liquid" than higher-quality bonds issued by companies and governments in developed countries. Consequently, large purchases or sales of certain high-yield, emerging market debt issues may cause significant changes in their prices. Because many of these bonds do not trade frequently, when they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role when seeking to establish the fair value of the securities.

   Other factors The major factor influencing prices of high-quality bonds is changes in interest rate levels; but this is only one of several factors affecting prices of lower-quality bonds. Because the credit quality of the issuer is lower, such bonds are more sensitive to developments affecting the issuer's underlying fundamentals, such as changes in financial condition, or a given country's economy in general. In addition, the entire bond market in an emerging market can

INVESTING WITH T. ROWE PRICE
   experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by institutional investors, a high-profile default, a political upheaval of some kind, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but investors in lower-quality bonds should also anticipate it.

   Since mutual funds can be a major source of demand in certain markets, substantial cash flows into and out of these funds can affect high-yield bond prices. If, for example, a significant number of funds were to sell bonds to meet shareholder redemptions, both bond prices and a fund's share price could fall more than underlying fundamentals might justify.

  . Defaulted bonds are acquired only if the fund manager foresees the potential for significant capital appreciation.


   Brady Bonds Brady bonds, named after former U.S. Secretary of the Treasury Nicholas Brady, are used as a means of restructuring the external debt burden of a government in certain emerging markets. A Brady bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan. Brady bonds may be collateralized or uncollateralized and issued in various currencies (although typically in the U.S. dollar). They are often fully collateralized as to principal in U.S. Treasury zero coupon bonds. However, even with this collateralization feature, Brady bonds are often considered speculative, below-investment-grade investments because the timely payment of interest is the responsibility of the issuing party (for example, a Latin American country) and the value of the bonds can fluctuate significantly based on the issuer's ability or perceived ability to make these payments. Finally, some Brady bonds may be structured with floating rate or low fixed rate coupons.

   Operating policy Global Bond and International Bond Funds may each invest up to 20% of total assets in below-investment-grade ("junk") bonds. The Emerging Markets Bond Fund may invest substantially all of its assets in such bonds.


   Emerging Markets Bond Fund
   Convertible Bonds Convertible bonds are debt instruments convertible into equity of the issuing company at certain times in the future and according to a certain exchange ratio. Typically, convertible bonds are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.


   While the fund intends to invest primarily in debt securities, it may invest in convertible bonds or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the fund may consider equity securities or convertible bonds to gain exposure to such markets.

T. ROWE PRICE
   Operating policy The fund may invest up to 10% of its total assets in convertible bonds and equity securities.

   Concentration of Investments From time to time, the fund may invest more than 25% of its total assets in the securities of foreign governmental and corporate entities located in the same country. However, the fund will not invest more than 25% of its total assets in any single foreign governmental issuer or in two or more such issuers subject to a common, explicit guarantee.

   International Bond Fund
   Concentration in Banking Industry When the fund's position in issues maturing in one year or less equals 35% or more of the fund's total assets, the fund will, as a matter of fundamental policy, normally have 25% or more of its assets concentrated in securities in the banking industry. Investments in the banking industry may be affected by general economic conditions and exposure to credit losses arising from possible financial difficulties of borrowers. The profitability of the banking industry is largely dependent on the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.


 Types of Investment Management Practices

   Foreign Currency Transactions
   Each fund may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Forwards will be used primarily to adjust the foreign exchange exposure of each fund with a view to protecting the portfolio from adverse currency movements, based on Price-Fleming's outlook, and the funds might be expected to enter into such contracts under the following circumstances:

   Lock In When management desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

   Cross Hedge If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of a fund's portfolio holdings denominated in the currency sold.

   Operating policy The International Bond Fund does not normally involve more than 50% of its assets in cross-hedging.


   Direct Hedge If Price-Fleming sought to eliminate substantially all of the risk of owning a particular currency, or if Price-Fleming believed the portfolio could benefit from price appreciation in a given country's bonds but did not want to hold the currency, it could employ a direct hedge back into the U.S. dollar. In

INVESTING WITH T. ROWE PRICE
   either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would hope to benefit from an increase (if any) in value of the bond.


   Normally, the International Bond Fund does not engage in direct hedges back to the U.S. dollar.

  . It is often not possible to effectively hedge the currency risk associated with emerging market bonds because their currency markets are not sufficiently developed.


   Proxy Hedge Price-Fleming might choose to use a proxy hedge, which is less costly than a direct hedge. In this case, a fund, having purchased a bond, will sell a currency whose value is believed to be closely linked to the currency in which the bond is denominated. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and because the relationships can be very unstable at times.

   Forward contracts involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency moves may not occur exactly as Price-Fleming expected, so use of forward contracts could adversely affect a fund's total return.

   Costs of Hedging When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar.

   This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.


   It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund's dividend distribution and are not reflected in its yield. Instead, such costs will, over time, be reflected in a fund's net asset value per share.

   Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid by the funds are classified as capital gains or ordinary income.

T. ROWE PRICE
   Reserve Position

   A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or more
   T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets

   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.


   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.


   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Futures and Options

   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for a number of reasons including: to manage fund exposure to changes in interest rates, securities prices, and foreign currencies; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; as a cash management tool; and to adjust the portfolios' duration. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

INVESTING WITH T. ROWE PRICE

   Operating policies Futures: Initial margin deposits and premiums on options used for nonhedging purposes will not exceed 5% of fund net asset value. Options on securities: The total market value of securities against which call or put options are written may not exceed 25% of fund total assets. No more than 5% of fund total assets will be committed to premiums when purchasing call or put options.

   Lending of Portfolio Securities

   Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   When-Issued Securities and Forward Commitment Contracts
   The funds may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on the fund investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent the funds remain fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time they purchase these securities, there will be greater fluctuations in the fund net asset values than if the funds did not purchase them.

   Portfolio Turnover

   Turnover is an indication of trading frequency. The funds may purchase and sell securities without regard to the length of time they are held. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the funds. The funds' portfolio turnover rates for the fiscal years ending December 31 are listed in the tables in the Financial Highlights section.

   Location of Company
   All funds ordinarily invest in the securities of at least three countries; however, all may invest in the securities of one country, including the U.S., for temporary defensive purposes.

   Emerging Markets Bond Fund
   In determining the domicile or nationality of a company, the fund would primarily consider the following factors: whether the company is organized under the laws of a particular country; or, whether the company derives a significant pro-

T. ROWE PRICE
   portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets situated in that country.

   The fund will invest at least 65% of its total assets in the securities of emerging market governments or companies located (as defined above) in emerging market countries.

   Bond Ratings and High-Yield Bonds
   Larger bond issues are evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. Price-Fleming research analysts also evaluate all portfolio holdings, including those rated by an outside agency. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.


   Table 4 shows the rating scale used by several major rating agencies. Price-Fleming considers publicly available ratings but emphasizes its own credit analysis when selecting investments.


 Table 4 Ratings of Corporate Debt Securities
                                             Moody's        Standard
                                             Investors      & Poor's       Fitch
                                             Service, Inc.  Corporation    IBCA, Inc.             Definition


                                             ---------------------------------------------------------------------------------------
  Long Term                                   Aaa            AAA            AAA                    Highest quality
                                             ---------------------------------------------------------------------------------------
                                              Aa             AA             AA                     High quality
                                             ---------------------------------------------------------------------------------------
                                              A              A              A                      Upper medium grade
                                             ---------------------------------------------------------------------------------------
                                              Baa            BBB            BBB                    Medium grade
                                             ---------------------------------------------------------------------------------------
                                              Ba             BB             BB                     Speculative
                                             ---------------------------------------------------------------------------------------
                                              B              B              B                      Highly speculative
                                             ---------------------------------------------------------------------------------------
                                              Caa            CCC, CC        CCC, CC                Vulnerable to default
                                             ---------------------------------------------------------------------------------------
                                              Ca             C              C                      Default is imminent
                                             ---------------------------------------------------------------------------------------
                                              C              D              DDD, DD, D             Probably in default
                                             Moody's                       S&P                                 Fitch
  Commercial                                  P-1    Superior quality       A-1+   Extremely strong quality     F-1+   Exceptionally
  Paper                                                                     A-1    Strong quality               F-1    strong
                                                                                                                       quality
                                                                                                                       Very strong
                                                                                                                       quality
                                             ---------------------------------------------------------------------------------------
                                              P-2    Strong quality         A-2    Satisfactory quality         F-2    Good credit
                                                                                                                       quality
                                             ---------------------------------------------------------------------------------------
                                              P-3    Acceptable quality     A-3    Adequate quality             F-3    Fair credit
                                                                            B      Speculative quality          F-5    quality
                                                                            C      Doubtful quality                    Weak credit
                                                                                                                       quality
 -----------------------------------------------------------------------------------------------------------------------------------

INVESTING WITH T. ROWE PRICE
 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 5, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the funds' independent accountants, PricewaterhouseCoopers LLP.



 Table 5  Financial Highlights
                                        Year ended December 31
  Global Bond             1995       1996       1997       1998       1999
 -------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $  9.22    $ 10.26    $ 10.35    $  9.90    $ 10.51
  Income From Investment Operations
  Net investment income    0.59/a/    0.56/a/    0.54/a/    0.53/c/    0.41/c/
                         --------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and              1.04       0.09      (0.39)      0.61      (1.10)
  unrealized)
                         --------------------------------------------------------
  Total from investment
  operations                1.63       0.65       0.15       1.14      (0.69)
  Less Distributions
  Dividends (from net      (0.59)     (0.56)     (0.49)     (0.53)     (0.32)
  investment income)
                         --------------------------------------------------------
  Distributions (from         --         --      (0.11)        --      (0.11)
  capital gains)
                         --------------------------------------------------------
  Returns of capital          --         --         --         --      (0.10)
                         --------------------------------------------------------
  Total distributions      (0.59)     (0.56)     (0.60)     (0.53)     (0.53)
                         --------------------------------------------------------
  Net asset value,       $ 10.26    $ 10.35    $  9.90    $ 10.51    $  9.29
  end of period
                         --------------------------------------------------------
  Total return             18.13%/a/   6.59%/a/   1.61%/a/  11.93%/c/  (6.69)%/c/
  Ratios/Supplemental Data
  Net assets, end of     $28,207    $55,869    $44,069    $41,926    $32,336
  period (in thousands)
                         --------------------------------------------------------
  Ratio of expenses to      1.20%/a/   1.20%/a/   1.20%/a/   1.00%/c/   1.00%/c/
  average net assets
                         --------------------------------------------------------
  Ratio of net income       6.08%/a/   5.48%/a/   5.38%/a/   5.29%/c/   4.23%/c/
  to average net assets
                         --------------------------------------------------------
  Portfolio turnover       290.7%     262.6%/b/  153.2%     136.2%     123.1%
  rate
 -------------------------------------------------------------------------------------




 /a/
   Excludes expenses in excess of a 1.20% voluntary expense limitation in effect through December 31, 1997.

 /b/Excludes the effect of the acquisition of the assets of the T. Rowe Price
   Short-Term Global Income Fund on November 1, 1996.

T. ROWE PRICE
 /c/
   Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through December 31, 2000.

 INVESTING WITH T. ROWE PRICE

 Table 5  Financial Highlights (continued)
                                               Year ended December 31
  International Bond             1995        1996       1997        1998       1999
 ---------------------------------------------------------------------------------------------

  Net asset value,
  beginning of period         $     9.34   $  10.46   $  10.46    $   9.58   $  10.46
  Income From Investment Operations
  Net investment income             0.62       0.60       0.54        0.51       0.37
                              -----------------------------------------------------------
  Net gains or losses on
  securities (both realized         1.24       0.11      (0.87)       0.88      (1.18)
  and unrealized)
                              -----------------------------------------------------------
  Total from investment
  operations                        1.86       0.71      (0.33)       1.39      (0.81)
  Less Distributions
  Dividends (from net              (0.62)     (0.60)     (0.46)      (0.51)     (0.33)
  investment income)
                              -----------------------------------------------------------
  Distributions (from              (0.12)     (0.11)     (0.09)         --      (0.11)
  capital gains)
                              -----------------------------------------------------------
  Returns of capital                  --         --         --          --      (0.05)
                              -----------------------------------------------------------
  Total distributions              (0.74)     (0.71)     (0.55)      (0.51)     (0.49)
                              -----------------------------------------------------------
  Net asset value,            $    10.46   $  10.46   $   9.58    $  10.46   $   9.16
  end of period
                              -----------------------------------------------------------
  Total return                     20.30%      7.13%     (3.17)%     15.03%     (7.86)%
  Ratios/Supplemental Data
  Net assets, end of period   $1,015,666   $969,453   $825,831    $926,471   $778,672
  (in thousands)
                              -----------------------------------------------------------
  Ratio of expenses to              0.90%      0.87%      0.86%       0.88%      0.90%
  average net assets
                              -----------------------------------------------------------
  Ratio of net income to            6.10%      5.86%      5.38%       5.19%      3.93%
  average net assets
                              -----------------------------------------------------------
  Portfolio turnover rate          237.1%     234.0%     155.9%      128.9%      94.9%
 ---------------------------------------------------------------------------------------------

T. ROWE PRICE

 Table 5  Financial Highlights (continued)
                             12/30/94/*/
                               through              Year ended December 31
                              12/31/95
  Emerging Markets Bond      ------------- 1996        1997        1998         1999
 ----------------------------             ----------------------------------------------------

  Net asset value,
  beginning of period         $10.00      $ 10.67    $  12.97    $  13.71     $   9.23
  Income From Investment Operations
  Net investment income        1.03/a/      1.00/a/     1.16/a/     1.31/a/       0.97
                             ------------------------------------------------------------
  Net gains or losses on
  securities (both realized     1.38         2.72       0.97/b/     (4.29)        0.99
  and unrealized)
                             ------------------------------------------------------------
  Total from investment
  operations                    2.41         3.72        2.13       (2.98)        1.96
  Less Distributions
  Dividends (from net          (1.02)       (1.01)      (1.15)      (1.31)       (0.73)
  investment income)
                             ------------------------------------------------------------
  Distributions (from          (0.72)       (0.41)      (0.24)      (0.19)          --
  capital gains)
                             ------------------------------------------------------------
  Returns of capital              --           --          --          --        (0.35)
                             ------------------------------------------------------------
  Total distributions          (1.74)       (1.42)      (1.39)      (1.50)       (1.08)
                             ------------------------------------------------------------
  Net asset value,            $10.67      $ 12.97    $  13.71    $   9.23     $  10.11
  end of period
                             ------------------------------------------------------------
  Total return                 25.81%/a/    36.77%/a/   16.83%/a/  (23.09)%/a/   22.97%
  Ratios/Supplemental Data
  Net assets, end of period   $9,989      $39,862    $113,419    $148,111     $173,078
  (in thousands)
                             ------------------------------------------------------------
  Ratio of expenses to          1.25%/a/     1.25%/a/    1.25%/a/    1.25%/a/     1.25%
  average net assets
                             ------------------------------------------------------------
  Ratio of net income to       10.20%/a/     8.37%/a/    8.61%/a/   11.52%/a/    10.56%
  average net assets
                             ------------------------------------------------------------
  Portfolio turnover rate      273.5%       168.7%       87.6%       78.4%        54.0%
 ---------------------------------------------------------------------------------------------



 /a/
   Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through December 31, 2000.

 /b/The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

 /*/       Inception date.

INVESTING WITH T. ROWE PRICE
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail

Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts, except for IRA Rollover checks that are properly endorsed. In addition, the fund does not accept purchases made by credit card check.

T. ROWE PRICE

Mail via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

Mail via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number


Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until we receive a signed New Account Form. Also, retirement plan accounts and IRAs cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

INVESTING WITH T. ROWE PRICE
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------

$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

By Mail
 1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

 2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

 3. Remember to provide your account number and the fund name on the memo line of your check.


Mail via U.S. Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

T. ROWE PRICE
Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.


Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months, one year, or two years, as specified in the prospectus. The fee is paid to the fund.

By Phone
Call Shareholder Services

If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

By Mail

For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

For nonretirement and IRA accounts:
via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17302 4515 Painters Mill Road Owings Mills, MD 21117-4903


For employer-sponsored retirement accounts:
via U.S. Postal Service
T. Rowe Price Trust Company P.O. Box 17479 Baltimore, MD 21297-1479

INVESTING WITH T. ROWE PRICE

via private carriers/overnight services
T. Rowe Price Trust Company Mailcode 17479 4515 Painters Mill Road Owings Mills, MD 21117-4903

Requests for redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------

Each fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; and (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect each fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to

T. ROWE PRICE
purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs, call Investor Services. For information on all other retirement plans or our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access

24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

INVESTING WITH T. ROWE PRICE
Web Address www.troweprice.com
After authorizing this service, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder

You can instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

T. ROWE PRICE
Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------

To Open an Account 1-800-638-5660 For Existing Brokerage Customers
1-800-225-7720
Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers*. We also provide a wide range of services, including:

Automated Telephone and Computer Services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades entered through Tele-Trader save you an additional 10% on commissions. For stock trades entered through Internet-Trader, you will pay a commission of $24.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Internet-Trader save you 10% over our standard commission schedule. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader.

Investor Information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service

If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Dividend payments must be $10.00 or greater to qualify for reinvestment. Most securities listed on national securities exchanges or on Nasdaq are eligible for this service.

/*Services //v//ary //b//y //f//irm./

INVESTING WITH T. ROWE PRICE
/T. Rowe Price// Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------

To help shareholders monitor their investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.
Walk-in
Investor Centers
For directions, call 1-800-225-5132 or visit our Web site

Baltimore Area
Downtown
 101 East Lombard Street

Owings Mills
 Three Financial Center 4515 Painters Mill Road

Boston Area
 386 Washington Street Wellesley

Colorado Springs
 4410 ArrowsWest Drive

Los Angeles Area
 Warner Center 21800 Oxnard Street Suite 270 Woodland Hills

Tampa
 4200 West Cypress St. 10th Floor

Washington, D.C.
 900 17th Street, N.W. Farragut Square
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com

Plan Account Line
 For retirement plan investors: The appropriate 800 number appears on your retirement account statement.
(LOGO)
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 C02-040 5/1/00
1940 Act File No. 811-2958

  STATEMENT OF ADDITIONAL INFORMATION

   The date of this Statement of Additional Information is May 1, 2000.

         T. ROWE PRICE INTERNATIONAL FUNDS, INC.
             T. Rowe Price Global Bond Fund
             T. Rowe Price International Bond Fund/(R)/
                T. Rowe Price International Bond Fund-Advisor Class
             T. Rowe Price Emerging Markets Bond Fund
 -------------------------------------------------------------------------------

   Mailing Address: T. Rowe Price Investment Services, Inc. 100 East Pratt Street Baltimore, Maryland 21202 1-800-638-5660


   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate fund prospectus dated May 1, 2000, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   Each fund's financial statements for the year ended December 31, 1999, and the report of independent accountants are included in each fund's Annual Report and incorporated by reference into this Statement of Additional Information.

   If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.

                                                                  C02-043 5/1/00

                              TABLE OF CONTENTS
                              -----------------
                              Page                                         Page
                              ----                                         ----
Capital Stock                   42       Legal Counsel                       43
------------------------------------     --------------------------------------
Code of Ethics                  33       Management of the Funds             25
------------------------------------     --------------------------------------
Custodian                       33       Net Asset Value Per Share           37
------------------------------------     --------------------------------------
Distributor for the Funds       32       Portfolio Management Practices      11
------------------------------------     --------------------------------------
Dividends and Distributions     38       Portfolio Transactions              34
------------------------------------     --------------------------------------
Federal Registration of         43       Pricing of Securities               37
Shares
------------------------------------     --------------------------------------
Independent Accountants         43       Principal Holders of                28
                                         Securities
------------------------------------     --------------------------------------
Investment Management           28       Ratings of Corporate Debt           43
Services                                 Securities
------------------------------------     --------------------------------------
Investment Objectives and        2       Risk Factors                         2
Policies
------------------------------------     --------------------------------------
Investment Performance          39       Services by Outside Parties         31
------------------------------------     --------------------------------------
Investment Program               8       Tax Status                          38
------------------------------------     --------------------------------------
Investment Restrictions         23       Yield Information                   41
------------------------------------     --------------------------------------






 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each fund's investment objectives and policies discussed in each fund's prospectus.

   The funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund's operating policies are subject to change by each Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")
                  T. Rowe Price Associates, Inc. ("T. Rowe Price")
                  Moody's Investors Service, Inc. ("Moody's")
                  Standard & Poor's Corporation ("S&P")
                  Internal Revenue Code of 1986 ("Code")
                  Rowe Price-Fleming International, Inc. ("Price-Fleming")

   Throughout this Statement of Additional Information, "the fund" is intended to refer to each fund listed on the cover page, unless otherwise indicated.



 RISK FACTORS
 -------------------------------------------------------------------------------
   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the fund.

   The fund's investment manager, Price-Fleming, one of America's largest managers of no-load international mutual fund assets, regularly analyzes a broad range of international equity and fixed income markets in order to assess the degree or risk and level of return that can be expected from each market. Based upon its current assessment, Price-Fleming believes long-term growth of capital may be achieved by investing in marketable securities of non-United States companies which have the potential for growth of capital. Of course, there can be no assurance that Price-Fleming's forecasts of expected return will be reflected in the actual returns achieved by the funds.

   Each fund's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The funds should not be relied upon as a complete investment program, nor used to play short-term swings in the stock or foreign exchange markets. The funds are subject to risks unique to international investing. See discussion under "Risk Factors of Foreign Investing" below. Further, there is no assurance that the favorable trends discussed below will continue, and the funds cannot guarantee they will achieve their objectives.


   Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the fund will invest. Many of the risks are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

  . Political and Economic Factors Individual foreign economies of some countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1994-1995, the Mexican peso plunged in value setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked off by widespread currency weakness in late 1997. In 1998, there was substantial turmoil in markets throughout the world. In 1999, the democratically elected government of Pakistan was overthrown by a military coup. The Russian government also defaulted on all its domestic debt. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea.

   Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  . Currency Fluctuations The fund invests in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the fund's assets denominated in that currency. Such changes will also affect the fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the fund's securities denominated in that currency would be expected to decline.

  . Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions limit at times and preclude investment in certain of such countries and increase the cost and expenses of the fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year. In 1998, the government of Malaysia imposed currency controls which effectively made it impossible for foreign investors to convert Malaysian ringgits to foreign currencies.

  . Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on securities exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") traded in the United States or on foreign exchanges. Foreign securities markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign securities are generally higher than commissions on United States exchanges, and while there is an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the fund.

  . Investment Funds The fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The fund's investment in these funds is subject to the provisions of the 1940 Act. If the fund invests in such investment funds, the fund's shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  . Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  . Taxes The dividends and interest payable on certain of the fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the fund's shareholders.

  . Costs Investors should understand that the expense ratios of the fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the fund is higher.

  . Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

  . Small Companies Small companies may have less experienced management and fewer management resources than larger firms. A smaller company may have greater difficulty obtaining access to capital markets, and may pay more for the capital it obtains. In addition, smaller companies are more likely to be involved in fewer market segments, making them more vulnerable to any downturn in a given segment. Some of these factors may also apply, to a lesser extent, to medium size companies.

   Emerging Market Investing

  . Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. The collapse of the ruble from its crawling peg exchange rate against the U.S. dollar has set back the path of reform for several years. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. The fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk.

  . Latin America

   Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

   Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

   Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. In 1999, the Brazalian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the fund to engage in foreign currency transactions designed to protect the value of the fund's interests in securities denominated in such currencies.

   Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.


  . Japan

   The fund's concentration of its investments in Japan means the fund will be more dependent on the investment considerations discussed above and may be more volatile than a fund which is broadly diversified geographically. To the extent any of the other funds also invest in Japan, such investments will be subject to these same factors. Additional factors relating to Japan include the following:

   Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world's highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya.

   Economy The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan's economic problems. The yen has had a history of unpredictable and volatile movements against the dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

   Energy Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

   Foreign Trade Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short- and long-term.

  . Asia (ex-Japan)


   Political Instability The political history of certain Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets.

   Foreign Currency Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the fund to engage in foreign currency transactions designed to protect the value of the fund's interests in securities denominated in such currencies.

   Debt A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund ("IMF") and others that impose strict repayment term schedules and require significant economic and financial restructuring.


                  Risk Factors of Investing in Debt Obligations


   Because of their investment policies, the bond funds may or may not be suitable or appropriate for all investors. The funds are not money market funds and are not appropriate investments for those whose primary objective is principal stability. There is risk in all investment. The value of the portfolio securities of each fund will fluctuate based upon market, economic and foreign exchange conditions. Although each fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the funds will achieve these results.

   Yields on short-, intermediate-, and long-term securities are dependent on a variety of factors, including the general conditions of the money, bond and foreign exchange markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of each fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which each fund invests to meet their obligations for the payment of interest and principal when due.

   After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require a sale of such security by a fund. However, Price-Fleming will consider such event in its determination of whether a fund should continue to hold the security. To the extent that the ratings given by Moody's and S&P may change as a result of changes in such organizations or their rating systems, the funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

   Special Risks of Investing in Junk Bonds The following special considerations are additional risk factors associated with the fund's investments in lower-rated debt securities.

  . Youth and Growth of the Lower-Rated Debt Securities Market The market for lower-rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the fund's portfolio, the fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals, and obtain additional financing than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. An investment in this fund is more speculative than investment in shares of a fund which invests only in higher-rated debt securities.

  . Sensitivity to Interest Rate and Economic Changes Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of fund shareholders, the fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

  . Liquidity and Valuation Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the fund and may also limit the ability of the fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

   Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. To the extent the fund owns or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the fund owns will affect its net asset value per share. If market quotations are not readily available for the fund's lower-rated or nonrated securities, these securities will be valued by a method that the fund's Board of Directors believes accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

  . Taxation Special tax considerations are associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. The fund accrues income on these securities prior to the receipt of cash payments. The fund must distribute substantially all of its income to its shareholders to qualify for pass-- through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.



 INVESTMENT PROGRAM
 -------------------------------------------------------------------------------

                               Types of Securities

   Set forth below is additional information about certain of the investments described in each fund's prospectus.


                               Hybrid Instruments

   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.


   Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instruments.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the fund's Board of Directors. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Price-Fleming, under the supervision of the fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Price-Fleming will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Price-Fleming could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchases; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

   Global Bond and Emerging Markets Bond Funds

   The securities of U.S. issuers in which these funds may invest include, but are not limited to, the following:

  . U.S. Government Obligations Debt securities issued by the U.S. Treasury.
   These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

  . Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.

  . Collateralized Mortgage Obligations (CMOs) CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

  . Asset Backed Receivables The asset-backed securities that may be purchased include, but are not limited to, Certificates for Automobile Receivables (CARSsm) and Credit Card Receivable Securities. CARSsm represent undivided fractional interests in a trust whose assets consists of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing these contracts. In addition to the general risks pertaining to all asset-backed securities, CARSsm are subject to the risks of delayed payments or losses if the full amounts due on underlying sales contracts are not realized by the trust due to unanticipated legal or administrative costs of enforcing the contracts or due to depreciation, damage or loss of the vehicles securing the contracts. Credit Card Receivable Securities are backed by receivables from revolving credit card accounts. Since balances on revolving credit card accounts are generally paid down more rapidly than CARSsm, issuers often lengthen the maturity of these securities by providing for a fixed period during which interest payments are passed through and principal payments are used to fund the transfer of additional receivables to the underlying pool. The failure of the underlying receivables to generate principal payments may therefore shorten the maturity of these securities. In addition, unlike most other asset-backed securities, Credit Card Receivable Securities are backed by obligations that are not secured by an interest in personal or real property.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the funds may invest in these securities.



 PORTFOLIO MANAGEMENT PRACTICES
 -------------------------------------------------------------------------------

                         Lending of Portfolio Securities

   Securities loans are made to broker-dealers, institutional investors, or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under its investment program. While the securities are being lent, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Price-Fleming to be of good standing and will not be made unless, in the judgment of Price-Fleming, the consideration to be earned from such loans would justify the risk.


                         Interfund Borrowing and Lending

   The fund is a party to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits it to borrow money from and/or lend money to other funds in the T. Rowe Price complex ("Price Funds"). All loans are set at an interest rate between the rate charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Directors of the Price Funds.


                              Repurchase Agreements

   The fund may enter into a repurchase agreement through which an investor (such as the fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by S&P, P1 by Moody's, or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The fund will only enter into repurchase agreements where (1) the underlying securities are of the type (excluding maturity limitations) which the fund's investment guidelines would allow it to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

                              Money Market Reserves

   It is expected that the fund will invest its cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. Currently, two such money market funds are in operation-Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRF"), each a series of the Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

   Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

   The RIF and GRF provide a very efficient means of managing the cash reserves of the fund. While neither RIF or GRF pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

   Neither fund is insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.


                                     Options

   Options are a type of potentially high-risk derivative.


                          Writing Covered Call Options

   The fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the fund. In writing covered call options, the fund expects to generate additional premium income which should serve to enhance the fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Price-Fleming's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.


   A call option gives the holder (buyer) the "right to purchase," and the writer (seller) has the "obligation to sell," a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

   The fund generally will write only covered call options. This means that the fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the fund will write a call option that is not covered as indicated above but where the fund will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the fund to the risks of writing uncovered options.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the fund generally will not do), but capable of enhancing the fund's total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the fund's policy which limits the pledging or mortgaging of its assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the fund's loss could be significant.

   The premium received is the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Price-Fleming, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability of the fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the fund will be able to effect such closing transactions at favorable prices. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

   The fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the fund's net assets. In calculating the 25% limit, the fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The fund may write American or European style covered put options and purchase options to close out options previously written by the fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The fund would write put options only on a covered basis, which means that the fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The fund would generally write covered put options in circumstances where Price-Fleming wishes to purchase the underlying security or currency for the fund's portfolio at a price lower than the current market price of the security or currency. In such event the fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, the fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the fund's net assets. In calculating the 25% limit, the fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.


                             Purchasing Put Options

   The fund may purchase American or European style put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the fund when purchasing a put option will be recorded as an asset of the fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                             Purchasing Call Options

   The fund may purchase American or European style call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

   Call options may be purchased by the fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


                        Dealer (Over-the-Counter) Options

   The fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the fund would look to a clearing corporation to exercise exchange-traded options, if the fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. While the fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the fund may be unable to liquidate a dealer option. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, since the fund must maintain a secured position with respect to any call option on a security it writes, the fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures

   The funds may enter into financial futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts"); however, the funds have no current intention of entering into stock index futures. The funds, however, reserve the right to trade in financial futures of any kind.

   Stock index futures contracts may be used to provide a hedge for a portion of the fund's portfolio, as a cash management tool, or as an efficient way for Price-Fleming to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the fund's portfolio successfully, the fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the fund. In this regard, the fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   The fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the fund's objectives in these areas.

   Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the fund's objectives in these areas.

   Regulatory Limitations
   If the fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors without a shareholder vote and does not limit the percentage of the fund's assets at risk to 5%.

   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the fund would comply with such new restrictions.

   Trading in Futures Contracts

   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

   Unlike when the fund purchases or sells a security, no price would be paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the fund's open positions in futures contracts, the fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the fund.

   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

   As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.


               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  . Liquidity The fund may elect to close some or all of its futures positions at any time prior to their expiration. The fund would do so to reduce exposure represented by long futures positions or short futures positions. The fund may close its positions by taking opposite positions which would operate to terminate the fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the fund, and the fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. Price-Fleming will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the fund for hedging purposes is also subject to Price-Fleming's ability to correctly predict movements in the direction of the market. It is possible that, when the fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the fund's portfolio might decline. If this were to occur, the fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, Price-Fleming believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by Price-Fleming might not result in a successful hedging transaction over a very short time period.


                          Options on Futures Contracts

   The fund may purchase and sell options on the same types of futures in which it may invest.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to writing or purchasing call and put options on stock index futures, the fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the funds and the other T. Rowe Price funds in a fair and nondiscriminatory manner.


          Special Risks of Transactions in Options on Futures Contracts


   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. If the fund were to write an option on a futures contract, it would be required to deposit and maintain initial and variation margin in the same manner as a regular futures contract. In addition, where the fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


                    Additional Futures and Options Contracts

   Although the fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


                           Foreign Futures and Options

   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the fund's order is placed and the time it is liquidated, offset or exercised.


                          Foreign Currency Transactions

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The fund's use of such contracts would include, but not be limited to, the following:

   First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.


   Second, when Price-Fleming believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Price-Fleming believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the fund will be served.

   The fund may enter into forward contacts for any other purpose consistent with the fund's investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the fund may net offsetting positions.

   At the maturity of a forward contract, the fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

   If the fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by Price-Fleming. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

   Under certain circumstances, each fund, with the exception of International Bond Fund, may commit a substantial portion or the entire value of its assets to the consummation of these contracts. Price-Fleming will consider the effect of a substantial commitment of its assets to forward contracts would have on the investment program of the fund and the flexibility of the fund to purchase additional securities.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   The fund may enter into certain options, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

   Transactions that are considered Section 1256 contracts will be considered to have been closed at the end of the fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures, and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar-denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.


   In order for the fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures, or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the fund.


             When-Issued Securities and Forward Commitment Contracts

   The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The fund will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

   To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset value than if the fund did not purchase them.



 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the fund. Calculation of the fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the fund may not:

   (1) Borrowing Borrow money except that the fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

   (2) Commodities Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

   (3) Industry Concentration (Global Bond and Emerging Markets Bond) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

       Industry Concentration (International Bond Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the fund will normally concentrate 25% or more of its assets in securities of the banking industry when the fund's position in issues maturing in one year or less equals 35% or more of the fund's total assets;

   (4) Loans Make loans, although the fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

   (5) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (6) Senior Securities Issue senior securities except in compliance with the 1940 Act; or

   (7) Underwriting Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restriction (2), the fund does not consider currency contracts or hybrid investments to be commodities.


       For purposes of investment restriction (3), U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the fund's semiannual and annual reports. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction. For as long as this staff position is in effect, the fund will not invest more than 25% of its total assets in the securities of any single foreign governmental issuer. For purposes of this restriction, governmental entities are considered separate issuers.

       For purposes of investment restriction (4), the fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


                               Operating Policies

   As a matter of operating policy, the fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value;

   (4) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

   (5) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the Reserve Investment or Government Reserve Investment Funds;

   (6) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (7) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33/1//\\/3/\\% of the fund's total assets at the time of borrowing or investment;

   (8) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs;

   (9) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (10) Short Sales Effect short sales of securities; or

   (11) Warrants Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the fund would be invested in warrants.

   In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds may be known as Passive Foreign Investment Companies. Each fund is subject to certain percentage limitations under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the fund's total assets may be invested in such securities.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------
   The officers and directors of the fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the fund's directors who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the 1940 Act are noted with an asterisk (*). These directors are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.


                           Independent Directors/(a)/

   ANTHONY W. DEERING, 1/28/45, Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers, Columbia, Maryland; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044

   DONALD W. DICK, JR., 1/27/43, Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; formerly (5/89-6/95) Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/65-3/89) Director and Vice President; Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: P.O.Box 491, Chilmark, Massachusetts 02535

   PAUL M. WYTHES, 6/23/33, Founding Partner of Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation and InterVentional Technologies Inc.; Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304-1005

  (a) Unless otherwise indicated, the Independent Directors have been at their respective companies for at least five years.


                            Inside Directors/Officers


  * M. DAVID TESTA, 4/22/44, Director and Vice President-Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

  * MARTIN G. WADE, 2/16/43, Chairman of the Board-Director, Chief Executive Officer, and Vice Chairman of the Board, Price-Fleming; Director, Fleming Holdings Limited; Director, Robert Fleming Asset Management; Address: 25 Copthall Avenue, London, EC2R 7DR, England

   JOHN R. FORD, 11/25/57, President-Chief Investment Officer and Executive Vice President, Price-Fleming; Chartered Financial Analyst

   PETER B. ASKEW, 5/10/53, Executive Vice President-Executive Vice President, Price-Fleming

   DAVID J.L. WARREN, 4/14/57, Executive Vice President-President, Price-Fleming

   CHRISTOPHER D. ALDERSON, 3/29/62, Vice President-Vice President,
   Price-Fleming


   MARK C.J. BICKFORD-SMITH, 4/30/62, Vice President-Vice President and portfolio manager of Price-Fleming; formerly a Director and Portfolio Manager of Jardine Fleming Investment Management

   ROBERT P. CAMPBELL, 1/31/56, Vice President-Vice President, T. Rowe Price and
   T. Rowe Price Trust Company

   MICHAEL J. CONELIUS, 6/16/64, Vice President-Vice President, T. Rowe Price and Price-Fleming

   FRANCES DYDASCO, 5/8/66, Vice President-Vice President and portfolio manager of Price-Fleming (Singapore); formerly (1994-1996) an Investment Manager at LGT Asset Management Ltd. (Hong Kong); and (1993-1994) with East Asia Hamon Asset (Hong Kong)

   MARK J.T. EDWARDS, 10/27/57, Vice President-Vice President, Price-Fleming

   HENRY H. HOPKINS, 12/23/42, Vice President-Vice President, Price-Fleming and
   T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and T. Rowe Price Trust Company

   IAN J. MACDONALD, 1/7/62, Vice President-Vice President, Price-Fleming; formerly (1997-1992) Senior Fund Manager at Mercury Asset Management (Japan)

   GEORGE A. MURNAGHAN, 5/1/56, Vice President-Managing Director, T. Rowe Price; Executive Vice President, Price-Fleming; Vice President, T. Rowe Price Trust Company and T. Rowe Price Investment Services, Inc.


   GONZALO PANGARO, 11/27/68, Vice President-Vice President, Price-Fleming

   ROBERT A. REVEL-CHION, 3/9/65, Vice President-Vice President, Price-Fleming; formerly (1997-1994) portfolio manager, Jardine Fleming (Hong Kong), and (1987-1993) Assistant Investment Manager, Nestle Rewntree Pension Trust

   JAMES S. RIEPE, 6/25/43, Vice President-Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

   CHRISTOPHER ROTHERY, 5/26/63, Vice President-Vice President, Price-Fleming

   JAMES B.M. SEDDON, 6/17/64, Vice President-Vice President, Price-Fleming


   ROBERT W. SMITH, 4/11/61, Vice President-Managing Director, T. Rowe Price; Vice President, Price-Fleming

   BENEDICT R.F. THOMAS, 8/27/64, Vice President-Vice President, Price-Fleming; Chartered Financial Analyst

   JUSTIN THOMSON, 1/14/68, Vice President-Vice President, Price-Fleming; (1998 to present) Small Cap Co-Ordinator, Price-Fleming; formerly (1991-1998) Portfolio Manager; G. T. Capital/Invesco

   WILLIAM F. WENDLER II, 3/14/62, Vice President-Vice President, T. Rowe Price, Price-Fleming, and T. Rowe Price Investment Services, Inc.

   RICHARD T. WHITNEY, 5/7/58, Vice President-Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company; Chartered Financial Analyst

   EDWARD A. WIESE, 4/12/59, Vice President-Vice President, T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst

   PATRICIA B. LIPPERT, 1/12/53, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.


   JOSEPH A. CARRIER, 12/30/60, Treasurer-Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   DAVID S. MIDDLETON, 1/18/56, Controller-Vice President, T. Rowe Price and T. Rowe Price Trust Company

   ANN B. CRANMER, 3/23/47, Assistant Vice President-Vice President,
   Price-Fleming

   ROGER L. FIERY III, 2/10/59, Assistant Vice President-Vice President, Price-Fleming and T. Rowe Price

   LEAH P. HOLMES, 2/11/44, Assistant Vice President-Vice President, Price-Fleming; Assistant Vice President, T. Rowe Price

   INGRID I. VORDEMBERGE, 9/27/35, Assistant Vice President-Employee, T. Rowe Price


                               Compensation Table

   The funds do not pay pension or retirement benefits to their independent officers or directors. Also, any director of a fund who is an officer or employee of T. Rowe Price or Price-Fleming does not receive any remuneration from the fund.


Name of Person,                         Aggregate Compensation from                   Total Compensation from Fund and
Position                                Fund(a)                                       Fund Complex Paid to Directors(b)
--------------------------------------  --------------------------------------------  ---------------------------------
--------------------------------------------------------------------------------------------------------------------------
Global Bond Fund
Anthony W. Deering, Director                                                  $1,680                             $80,000
Donald W. Dick, Director                                                       1,680                              82,000
Paul M. Wythes, Director                                                       1,680                              80,000
--------------------------------------------------------------------------------------------------------------------------
International Bond Fund
Anthony W. Deering, Director                                                  $2,015                             $80,000
Donald W. Dick, Director                                                       1,949                              82,000
Paul M. Wythes, Director                                                       1,949                              80,000
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond Fund
Anthony W. Deering, Director                                                  $1,774                             $80,000
                                                                                   1
                                                                                   ,
Donald W. Dick, Director                                                         714                              82,000
Paul M. Wythes, Director                                                       1,762                              80,000
--------------------------------------------------------------------------------------------------------------------------




 (a) Amounts in this column are based on accrued compensation for calendar year 1999.


 (b) Amounts in this column are based on compensation received from January 1, 1999, to December 31, 1999. The T. Rowe Price complex included 88 funds as of December 31, 1999.

   All Funds

   The fund's Executive Committee, consisting of the fund's interested directors, has been authorized by its respective Board of Directors to exercise all powers of the Board to manage the funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.



 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors of the fund, as a group, owned less than 1% of the outstanding shares of the fund.


   As of April 1, 2000, the following shareholders beneficially owned more than 5% of the outstanding shares of the fund:

   International Bond Fund: Charles Schwab & Co. Inc., Reinvest Account, Attn.:
   Mutual Fund Dept., 101 Montgomery Street, San Francisco, California 94104-4122; and Spectrum Income Fund, 100 East Pratt Street, Baltimore, Maryland 21202.

   Emerging Markets Bond Fund: Spectrum Income Fund, 100 East Pratt Street, Baltimore, Maryland 21202.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, Price-Fleming provides the fund with discretionary investment services. Specifically, Price-Fleming is responsible for supervising and directing the investments of the fund in accordance with the fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. Price-Fleming is also responsible for effecting all security transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, Price-Fleming provides the fund with certain corporate administrative services, including: maintaining the fund's corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the fund; maintaining liaison with the agents employed by the fund such as the fund's custodian and transfer agent; assisting the fund in the coordination of such agents' activities; and permitting Price-Fleming's employees to serve as officers, directors, and committee members of the fund without cost to the fund.

   The Management Agreement also provides that Price-Fleming, its directors, officers, employees, and certain other persons performing specific functions for the fund will only be liable to the fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   Under the Management Agreement, Price-Fleming is permitted to utilize the services or facilities of others to provide it or the funds with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice or assistance as Price-Fleming may deem necessary, appropriate, or convenient for the discharge of its obligations under the Management Agreement or otherwise helpful to the funds.

   Certain administrative support is provided by T. Rowe Price, which receives from Price-Fleming a fee of 0.15% of the market value of all assets in equity accounts, 0.15% of the market value of all assets in active fixed income accounts, and 0.035% of the market value of all assets in passive fixed income accounts under Price-Fleming's management. Price-Fleming has entered into research agreements with Fleming Investment Management Limited (FIM) and Jardine Fleming International Holdings Limited (JFIH). For services under the research agreements, FIM and JFIH each receive a fee of 0.075% of the market value of all assets in equity accounts under Price-Fleming's management. FIM and JFIH each receive a fee of 0.075% of the market value of all assets in active fixed income accounts and 0.0175% of such market value in passive fixed income accounts under Price-Fleming's management. In addition to the research provided under these agreements, Price-Fleming has access to the publicly available research materials produced by FIM and JFIH. FIM is a wholly owned subsidiary of Flemings. JFIH is a wholly owned subsidiary of Jardine Fleming.

   Management Fee
   The fund pays Price-Fleming a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to Price-Fleming on the first business day of the next succeeding calendar month and is calculated as described next.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

   Price Funds' Annual Group Base Fee Rate for Each
                   Level of Assets
                                                0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
                                                ------------------------------------------------------------------------------
                                                0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
                                                ------------------------------------------------------------------------------
                                                0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Next $40 billion
                                                ------------------------------------------------------------------------------
                                                0.390%  Next $1 billion   0.330%  Next $10 billion  0.295%  Thereafter
                                                ------------------------------------------------------------------------------
                                                0.370%  Next $1 billion   0.320%  Next $10 billion


   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services, (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the funds' prospectus as of the close of business on the previous business day on which the fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the fund for that day, as determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees of each fund are listed in the following chart:

Global Bond Fund                  0.35%
International Bond Fund           0.35
Emerging Markets Bond Fund        0.45




   The following chart sets forth the total management fees, if any, paid to Price-Fleming by the funds during the last three years:

                          Fund                                  1999            1998             1997
                          ----                                  ----            ----             ----
Global Bond                                                  $   54,000      $  102,000       $  265,000
International Bond                                            5,822,000       5,663,000        6,039,000
Emerging Markets Bond                                         1,329,000         943,000          458,000

   Limitation on Fund Expenses
   The Management Agreement between each fund and Price-Fleming provides that each fund will bear all expenses of its operations not specifically assumed by Price-Fleming. Set forth in the prospectus are details of various expense limitations agreed to by Price-Fleming and the funds.

   Global Bond Fund

   In the interest of limiting the expenses of the fund, Price-Fleming agreed to waive and bear any expenses, which would cause the fund's ratio of expenses to average net assets to exceed 1.20%. Effective January 1, 1995, Price-Fleming agreed to extend the fund's existing 1.20% expense limitation for a period of two years through December 31, 1996. Effective January 1, 1997, Price-Fleming agreed to extend the fund's 1.20% for a period of two years through December 31, 1998. Effective January 1, 1998, Price-Fleming lowered the expense limitation to 1.00%. Effective January 1, 1999, Price-Fleming agreed to extend the fund's 1.00% for a period of two years through December 31, 2000. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to Price-Fleming by the fund whenever the fund's expense ratio is below 1.20% (or 1.00% for the period January 1, 1998 to December 31, 1998); however, no reimbursement will be made after December 31, 1998 (for the first agreement); or December 31, 2000 (for the second agreement); or December 31, 2002 (for the third agreement); or if it would result in the expense ratio exceeding 1.20% (for the first agreement and for the period January 1, 1997 to December 31, 1997) or 1.00% (for the period January 1, 1998 to December 31, 1998 and for the third agreement). The Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current one, and that with respect to any such additional limitation period, the fund may reimburse Price-Fleming, provided the reimbursement does not result in the fund's aggregate expenses exceeding the additional expense limitation.

   Pursuant to the Global Bond Fund's expense limitations, management fees aggregating $190,000, were not accrued for the year ended December 31, 1999, another $248,000 remains subject to reimbursement through December 31, 2000.

   Emerging Markets Bond Fund

   In the interest of limiting the expenses of the fund during its initial period of operations, Price-Fleming agreed to waive fees and bear any expenses through December 31, 1996, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Effective January 1, 1997, Price-Fleming agreed to extend the fund's existing expense limitation of 1.25% for a period of two years through December 31, 1998. Effective January 1, 1999, Price-Fleming agreed to extend the fund's existing expense limitation of 1.25% for a period of two years through December 31, 2000. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to Price-Fleming by the fund whenever the fund's expense ratio is below 1.25%; however, no reimbursement will be made to Price-Fleming after December 31, 1998 (for the first agreement); or December 31, 2000 (for the second agreement); or December 31, 2002 (for the third agreement); or if it would result in the expense ratio exceeding 1.25%. The Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current one, and that with respect to any such additional limitation period, the fund may reimburse Price-Fleming, provided the reimbursement does not result in the fund's aggregate expenses exceeding the additional expense limitation.

   Pursuant to Emerging Markets Bond Fund's expense limitation agreement, $100,000 of management fees were not accrued for the year ended December 31, 1999. In addition, $92,000 of unaccrued management fees and other expenses from prior years remains subject to reimbursement through December 31, 2000.

   International Bond Fund-Advisor Class

   In the interest of limiting the expenses of the fund, Price-Fleming agreed to waive and bear any expenses, which would cause the class's ratio of expenses to average net assets to exceed 1.15%. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to Price-Fleming by the fund whenever the class's expense ratio is below 1.15%; however, no reimbursement will be made after December 31, 2001; or if it would result in the expense ratio exceeding 1.15%. The Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current one, and that with respect to any such additional limitation period, the fund may reimburse Price-Fleming, provided the reimbursement does not result in the fund's aggregate expenses exceeding the additional expense limitation.

   International Bond and Emerging Markets Bond Funds

   T. Rowe Price Spectrum Fund, Inc.
   The funds are parties to Special Servicing Agreements ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, Price-Fleming, and various other T. Rowe Price funds which, along with the funds, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

   The Agreement provides that, if the Board of Directors of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

   Management Related Services
   As noted above, the Management Agreement spells out the expenses to be paid by the fund. In addition to the Management Fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director fees and expenses.

   T. Rowe Price Services, Inc., a wholly owned subsidiary of T. Rowe Price, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202. Additionally, T. Rowe Price, under a separate agreement with the funds, provides accounting services to the funds.

   The funds paid the expenses shown in the following table for the fiscal year ended December 31, 1999, to T. Rowe Price and its affiliates.

                         Transfer Agent and    Retirement     Accounting
         Fund           Shareholder Services  Subaccounting    Services
         ----           --------------------    Services       --------
                                                --------
Global Bond                  $   84,000          $ 6,000       $106,000
International Bond            1,201,000           62,000        135,000
Emerging Markets Bond           361,000            2,000        108,000





 SERVICES BY OUTSIDE PARTIES
 -------------------------------------------------------------------------------
   The shares of some fund shareholders are held in omnibus accounts maintained by various third parties, including retirement plan sponsors, insurance companies, banks and broker-dealers. The fund has adopted an administrative fee payment ("AFP") program that authorizes the fund to make payments to these third parties. The payments are made for transfer agent, recordkeeping and other administrative services provided by, or on behalf of, the third parties with respect to such shareholders and the omnibus accounts. Under the AFP program, the funds paid the amounts set forth below to various third parties in 1999.

International Bond Fund     $266.12



   The Advisor Class has adopted an Advisor Class administrative fee payment program ("Advisor Class AFP") under which various intermediaries, including intermediaries receiving 12b-1 payments, may receive payments from the Advisor Class in addition to 12b-1 fees for providing various recordkeeping and transfer agent type services to the Advisor classes and/or shareholders thereof. These services include: mailings of fund prospectuses, reports, notices, proxies, and other materials to shareholders; transmission of net purchase and redemption orders; maintenance of separate records for shareholders reflecting purchases, redemptions, and share balances; mailing of shareholder confirmations and periodic statements; and telephone services in connection with the above.



 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the fund's shares is continuous.

   Investment Services is located at the same address as the fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares, except for those fees and expenses specifically assumed by the fund. Investment Services' expenses are paid by T. Rowe Price.

   Investment Services acts as the agent of the fund in connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. No sales charges are paid by investors or the fund.

   International Bond Fund-Advisor Class


                   Distribution and Shareholder Services Plan

   The fund Directors adopted a Plan pursuant to Rule 12b-1 on February 9, 2000 with respect to each Advisor Class. Each Plan provides that the Advisor Class may compensate Investment Services or such other persons as the fund or Investment Services designates, to finance any or all of the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services with respect to Advisor Class shares. It is expected that most, if not all, payments under the Plan will be made (either directly, or indirectly through Investment Services) to brokers, dealers, banks, insurance companies, and intermediaries other than Investment Services. Under the Plan, each Advisor Class pays a fee at the annual rate of up to 0.25% of that class's average daily net assets. Normally, the full amount of the fee is paid to the intermediary on shares sold through that intermediary. However, a lesser amount may be paid based on the level of services provided. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Advisor Class, as well as for a wide variety of other purposes associated with supporting, distributing, and servicing the Advisor Class shares. The amount of fees paid by an Advisor

   Class during any year may be more or less than the cost of distribution and other services provided to the Advisor Class and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.

   The Plan requires that Investment Services provide, or cause to be provided, to the fund Directors for their review a quarterly written report identifying the amounts expended by each Advisor Class and the purposes for which such expenditures were made.


   Prior to approving the Plan, the fund considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit each fund, its Advisor Class and the Advisor Class's shareholders. The fund Directors noted that to the extent the Plan allows a fund to sell Advisor Class shares in markets to which it would not otherwise have access, the Plan may result in additional sales of fund shares. This may enable a fund to achieve economies of scale that could reduce expenses. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

   The Plan continues until March 31, 2001. The Plan is renewable thereafter from year to year with respect to each fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the fund Directors and (2) by a vote of the majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any Advisor Class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such Advisor Class and by the fund Directors in the manner prescribed by Rule 12b-1 under the 1940 Act. The Plan is terminable with respect to an Advisor Class at any time by a vote of a majority of the Rule 12b-1 Directors or by a majority vote of the outstanding shares in the Advisor Class.



 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the fund's U.S. securities and cash, but it does not participate in the fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.

   The fund has entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.



 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The fund's investment adviser (Price-Fleming) has a written Code of Ethics which requires all Access Persons to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all employees must report their personal securities transactions within 10 days after the end of the calendar quarter. Access Persons will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date.

   All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the fund. The Board also reviews the administration of the Code of Ethics on an annual basis.



 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion
   Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by Price-Fleming. Price-Fleming is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The fund's purchases and sales of portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the fund. However, it is included because Price-Fleming does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the fund.


                      How Brokers and Dealers Are Selected

   Equity Securities

   In purchasing and selling equity securities, it is Price-Fleming's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and at competitive commission rates where such rates are negotiable. However, under certain conditions, the fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, Price-Fleming generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and brokerage and research services provided by them. It is not the policy of Price-Fleming to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

   Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. However, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

   Fixed Income Securities
   For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.


   With respect to equity and fixed income securities, Price-Fleming may effect principal transactions on behalf of the funds with a broker or dealer who furnishes brokerage and/or research services benefitting such clients, designate any such broker or dealer to receive selling concessions, discounts, or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. Price-Fleming may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

   Price-Fleming may cause a fund to pay a broker-dealer who furnishes brokerage and/or research services a commission for executing a transaction that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided. In some cases, research services are generated by third parties but are provided to Price-Fleming by or through broker-dealers.


       Descriptions of Research Services Received From Brokers and Dealers

   Price-Fleming receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a fund's portfolio is likely to be invested. Price-Fleming cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, Price-Fleming is relieved of expenses which it might otherwise bear. In some cases, research services are generated by third parties but are provided to Price-Fleming by or through brokers.


              Commissions to Brokers Who Furnish Research Services

   Certain brokers-dealers that provide quality execution services also furnish research services to Price-Fleming. Price-Fleming has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, Price-Fleming may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.


                                  Miscellaneous

   Research services furnished by brokers through which Price-Fleming effects securities transactions may be used in servicing all accounts managed by Price-Fleming. Conversely, research services received from brokers which execute transactions for a particular fund will not necessarily be used by Price-Fleming exclusively in connection with the management of that fund.

   Some of Price-Fleming's other clients have investment objectives and programs similar to those of the fund. Price-Fleming may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is Price-Fleming's policy not to favor one client over another in making recommendations or in placing orders. Price-Fleming may follow the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Price-Fleming has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.


   At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

   None of the funds allocates business to any broker-dealer on the basis of its sales of the fund's shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.


                  Transactions With Related Brokers and Dealers

   As provided in the Investment Management Agreement between the fund and Price-Fleming, Price-Fleming is responsible not only for making decisions with respect to the purchase and sale of the fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that, from time to time, Price-Fleming may place orders for the fund's portfolio transactions with broker-dealer affiliates of Robert Fleming Holdings Limited ("RF"), an affiliate of Price-Fleming. RF, through Copthall Overseas Limited, a wholly owned subsidiary, owns 25% of the common stock of Price-Fleming. Fifty percent of the common stock of Price-Fleming is owned by TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming International Holdings Limited, a wholly owned subsidiary of Jardine Fleming Group Limited ("JF"). JF is owned by RF. The affiliates through whose trading desks such orders may be placed include Fleming Investment Management Limited ("FIM"). FIM is a wholly owned subsidiary of RF. These trading desks operate under strict instructions from the fund's portfolio manager as to quantity, price, and broker or dealer designated to execute the transactions. Neither RF, JF, nor their affiliates will receive any commission, fee, or other remuneration specifically for the use of their trading desks, although orders for a fund's portfolio transactions may be placed with affiliates of RF and JF who may receive a commission for the trade.

   The Board of Directors of the funds has authorized Price-Fleming to utilize certain affiliates of RF and JF in the capacity of broker in connection with the execution of each fund's portfolio transactions, provided that Price-Fleming believes that doing so will result in an economic advantage (in the form of lower execution costs or otherwise) being obtained for each fund.

   The above-referenced authorization was made in accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder which require the funds' independent Directors to approve the procedures under which brokerage allocation to affiliates is to be made and to monitor such allocations on a continuing basis. It is not expected that any portion of the commissions, fees, brokerage, or similar payments received by the affiliates of RF in such transactions will be recaptured by the fund.


                                      Other

   The funds engaged in portfolio transactions involving broker-dealers in the following amounts for the fiscal years ended December 31, 1999, 1998, and 1997 are:

         Fund                1999            1998             1997
         ----                ----            ----             ----
Global Bond             $   91,501,000  $  114,352,000   $  375,060,000
International Bond       1,576,621,000   2,088,214,000    4,630,176,000
Emerging Markets Bond      163,038,000     273,162,000      535,192,000


   The entire amount (in the table above) for each year represented principal transactions as to which the fund has no knowledge of the profits or losses realized by the respective broker-dealers. Of all such portfolio transactions, 0% were placed with firms which provided research, statistical, or other services to Price-Fleming in connection with the management of the funds, or in some cases, to the funds.

   The portfolio turnover rates for the fund (if applicable) for the fiscal years ended December 31, 1999, 1998, and 1997 were:

                      Fund                             1999            1998             1997
                      ----                             ----            ----             ----
Global Bond                                            123.1%          136.2%           153.2%
International Bond                                      94.9           128.9            155.9
Emerging Markets Bond                                   54.0            78.4             87.6




 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost in local currency which, when combined with accrued interest, approximates fair value.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices, respectively.

   For the purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

   Trading in the portfolio securities of each fund may take place in various foreign markets on certain days (such as Saturday) when the funds are not open for business and do not calculate their net asset values. In addition, trading in a fund's portfolio securities may not occur on days when the fund is open.



 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the fund's shares is equal to the fund's net asset value per share or share price. The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the fund may by order permit such a suspension for the protection of the fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, dividends and capital gain distributions, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.



 TAX STATUS
 -------------------------------------------------------------------------------
   The fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

   Dividends and distributions paid by the fund are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of the fund's income consists of dividends paid by United States corporations. Capital gain distributions paid from this fund are never eligible for this deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid federal income tax.

   At the time of your purchase, the fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

   Income received by the fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the fund's total assets at the close of its taxable year comprise securities issued by foreign corporations or governments, the fund may file an election with the Internal Revenue Service to "pass through" to the fund's shareholders the amount of any foreign income taxes paid by the fund. Pursuant to this election, shareholders will be required to: (1) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the fund; (2) treat their pro rata share of foreign taxes as paid by them; and (3) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

   The fund intends to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that a fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the fund, if the fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (1) the foreign taxes paid, and (2) the fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

   If, in any taxable year, the fund should not qualify as a regulated investment company under the Code: (1) the fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to shareholders; (2) the fund's distributions to the extent made out of the fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and the fund may qualify for the 70% deduction for dividends received by corporations; and (3) foreign tax credits would not "pass through" to shareholders.

                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income (which are deemed to include for this purpose each shareholder's pro rata share of foreign taxes paid by the fund--see discussion of "pass through" of the foreign tax credit to U.S. shareholders), will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.


                      Passive Foreign Investment Companies

   The fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, the fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The fund will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.


                        Foreign Currency Gains and Losses

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the fund will be increased. If the result is a loss, the income dividend paid by the fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the fund's taxable year.



 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the fund. Total return is calculated as the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the fund. Each average annual compound rate of return is derived from the cumulative performance of the fund over the time period specified. The annual compound rate of return for the fund over any other period of time will vary from the average.

                 Cumulative Performance Percentage Change
                         1 Yr.     5 Yrs.   10 Yrs.    % Since    Inception
         Fund            -----     ------   -------    -------    ---------
         ----            Ended     Ended     Ended    Inception     Date
                         -----     -----     -----    ---------     ----
                        12/31/99  12/31/99  12/31/99  12/31/99
                        --------  --------  --------  --------
Global Bond              -6.69%    33.64%    --         65.50%    12/31/90
International Bond       -7.86     32.27    117.98%    173.71     09/10/86
Emerging Markets Bond    22.97     90.13     --         90.13     12/30/94
----------------------------------------------------------------------------





                 Average Annual Compound Rates of Return
                         1 Yr.     5 Yrs.   10 Yrs.    % Since    Inception
         Fund            -----     ------   -------    -------    ---------
         ----            Ended     Ended     Ended    Inception     Date
                         -----     -----     -----    ---------     ----
                        12/31/99  12/31/99  12/31/99  12/31/99
                        --------  --------  --------  --------
Global Bond              -6.69%     5.97%    --         5.76%     12/31/90
International Bond       -7.86      5.75     8.10%      7.86      09/10/86
Emerging Markets Bond    22.97     13.71     --        13.71      12/30/94
----------------------------------------------------------------------------





                         Outside Sources of Information


   From time to time, in reports and promotional literature: (1) the fund's total return performance, ranking, or any other measure of the fund's performance may be compared to any one or combination of the following: (a) a broad-based index; (b) other groups of mutual funds, including T. Rowe Price funds, tracked by independent research firms ranking entities, or financial publications; (c) indices of securities comparable to those in which the fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the fund or the general economic, business, investment, or financial environment in which the fund operates; (3) various financial, economic, and market statistics developed by brokers, dealers, and other persons may be used to illustrate aspects of the fund's performance; (4) the effect of tax-deferred compounding on the fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and
   (5) the sectors or industries in which the fund invests may be compared to relevant indices or surveys in order to evaluate the fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications


   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial, and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the fund; individual securities within the fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed, or excluded from the fund's portfolio.


                           Other Features and Benefits

   The fund is a member of the T. Rowe Price family of funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.


   The T. Rowe Price funds, including the Advisor Classes, are considered to be "no-load" funds. They impose no front-end or back-end sales loads. However, the Advisor Classes do charge 12b-1 fees. Under applicable National Association of Securities Dealers Regulation, Inc. ("NASDR") regulations, mutual funds that have no front-end or deferred sales charges and whose total asset-based charges for sales-related expenses and/or service fees (as defined by NASDR) do not exceed 0.25% of average net assets per year may be referred to as no-load funds.


                               Redemptions in Kind


   The fund has filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the fund to effect redemptions in kind as set forth in its prospectus.

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities and that brokerage fees could be incurred.


                     Issuance of Fund Shares for Securities

   Transactions involving issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.



 YIELD INFORMATION
 -------------------------------------------------------------------------------
   In conformity with regulations of the SEC, an income factor is calculated for each security in the portfolio, based upon the security's market value at the beginning of the period and expected yield-to-maturity. The income factors are then totaled for all securities in the portfolio. Next, expenses of the fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the fund.

   Global Bond Fund


   The fund's yield calculated as set forth above for the month ended December 31, 1999, was 4.52%.

   International Bond Fund


   The fund's yield calculated as set forth above for the month ended December 31, 1999, was 4.26%.

   Emerging Markets Bond Fund


   The fund's yield calculated as set forth above for the month ended December 31, 1999, was 10.57%.

 CAPITAL STOCK
 -------------------------------------------------------------------------------
   The T. Rowe Price International Funds, Inc. (the "Corporation") is a Maryland corporation. The Corporation is registered with the SEC under the 1940 Act as a diversified, open-end investment company, commonly known as a "mutual fund."

   Currently, the Corporation consists of the following 12 series, each representing a separate class of shares and having different objectives and investment policies. The 12 series are as follows: International Stock Fund, International Bond Fund, International Discovery Fund, European Stock Fund, New Asia Fund, Global Bond Fund, Japan Fund, Latin America Fund, Emerging Markets Bond Fund, Emerging Markets Stock Fund, Global Stock Fund, and International Growth & Income Fund. Effective May 1, 1998, the T. Rowe Price Global Government Bond Fund changed its name to the T. Rowe Price Global Bond Fund. (The equity funds are described in a separate Statement of Additional Information.) The Charter also provides that the Board of Directors may issue additional series of shares.


   The fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the fund has authorized to issue without shareholder approval.

   Each share of each series has equal voting rights with every other share of every other series, and all shares of all series vote as a single group except where a separate vote of any class or series is required by the 1940 Act, the laws of the State of Maryland, the Corporation's Articles of Incorporation, the By-Laws of the Corporation, or as the Board of Directors may determine in its sole discretion. Where a separate vote is required with respect to one or more classes or series, then the shares of all other classes or series vote as a single class or series, provided that, as to any matter which does not affect the interest of a particular class or series, only the holders of shares of the one or more affected classes or series is entitled to vote. The preferences, rights, and other characteristics attaching to any series of shares, including the present series of capital stock, might be altered or eliminated, or the series might be combined with another series, by action approved by the vote of the holders of a majority of all the shares of all series entitled to be voted on the proposal, without any additional right to vote as a series by the holders of the capital stock or of another affected series.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the fund, a special meeting of shareholders of the fund shall be called by the Secretary of the fund on the written request of shareholders entitled to cast at least 10% of all the votes of the fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the fund to the extent required by
   Section 16(c) of the 1940 Act.

 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The fund's shares are registered for sale under the 1933 Act. Registration of the fund's shares is not required under any state law, but the fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Swidler Berlin Shereff Friedman, LLP, whose address is The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, is legal counsel to the fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the funds.

   All Funds

   The financial statements of the funds for the year ended December 31, 1999, and the report of independent accountants are included in each fund's Annual Report for the year ended December 31, 1999. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the year ended December 31, 1999, are incorporated into this Statement of Additional Information by reference:

                          ANNUAL REPORT REFERENCES:
                                       GLOBAL      INTERNATIONAL   EMERGING
                                       BOND        BOND            MARKETS
                                       ----        ----            BOND
                                                                   ----
Financial Highlights                   14          15              16
Portfolio of Investments, December
31, 1999                               17-23       25-32           34-39
Statement of Assets and Liabilities,
year ended December 31, 1999           24          33              40
Statement of Operations, year ended
December 31, 1999                      41          41              41
Statement of Changes in Net Assets,
years ended
December 31, 1999 and December 31,
1998                                   42          43              44
Notes to Financial Statements,
December 31, 1999                      45-50       45-50           45-50
Report of Independent Accountants      51          51              51





 RATINGS OF CORPORATE DEBT SECURITIES
 -------------------------------------------------------------------------------

                         Moody's Investors Service, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C-Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.


                          Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, and C are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.


                                Fitch IBCA, Inc.


   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions ad circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(1)(a) Articles of Amendment and Restatement of T. Rowe Price International Funds, Inc., dated February 16, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(1)(b) Articles Supplementary of T. Rowe Price International Funds, Inc., dated March 4, 1991

(1)(c) Articles of Amendment of T. Rowe Price International Funds, Inc., dated May 1, 1991

(1)(d) Articles Supplementary of T. Rowe Price International Funds, Inc., dated October 18, 1991

(1)(e) Articles Supplementary of T. Rowe Price International Funds, Inc., dated May 4, 1992 (electronically filed with Amendment No. 44 dated December 22, 1994)

(1)(f) Articles Supplementary of T. Rowe Price International Funds, Inc., dated November 4, 1993 (electronically filed with Amendment No. 41 dated December 16, 1993)

(1)(g) Articles Supplementary of T. Rowe Price International Funds, Inc., dated February 18, 1994 (electronically filed with Amendment No. 42 dated February 28, 1994)

(1)(h) Articles Supplementary of T. Rowe Price International Funds, Inc., dated November 2, 1994 (electronically filed with Amendment No. 44 dated December 22, 1994)

(1)(i) Articles Supplementary of T. Rowe Price International Funds, Inc., dated January 25, 1995 (electronically filed with Amendment No. 49 dated March 22, 1995)

(1)(j) Articles Supplementary of T. Rowe Price International Funds, Inc., dated October 11, 1995 (electronically filed with Amendment No. 50 dated October 12, 1995)

(1)(k) Articles Supplementary of T. Rowe Price International Funds, Inc. deleting T. Rowe Price Short-Term Global Income Fund, dated March 31, 1997 (electronically filed with Amendment No. 54 dated April 23, 1997)

(1)(l) Articles Supplementary of T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price International Growth & Income Fund, dated December 1, 1998

         (electronically filed with Amendment No. 57 dated December 16, 1998)


(1)(m) Articles Supplementary of T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price International Bond Fund-Advisor Class and T. Rowe Price International Stock Fund-Advisor Class, dated March 14, 2000 (electronically filed with Amendment No. 60 dated March 27, 2000)


(2) By-Laws of Registrant, as amended July 21, 1999 (electronically filed with Amendment No. 60 dated February 18, 2000)

(3)(a) Specimen Stock Certificate for T. Rowe Price International Bond Fund (filed with Amendment No. 10)

(3)(b) Specimen Stock Certificate for T. Rowe Price International Stock Fund (filed with Amendment No. 10)

(3)(c) Specimen Stock Certificate for T. Rowe Price International Discovery Fund (filed with Amendment No. 14)

(3)(d) Specimen Stock Certificate for T. Rowe Price European Stock Fund (filed with Amendment No. 18)

(3)(e) Specimen Stock Certificate for T. Rowe Price New Asia Fund (filed with Amendment No. 21)

(3)(f) Specimen Stock Certificate for T. Rowe Price Global Government Bond Fund (filed with Amendment No. 24)

(3)(g) T. Rowe Price Japan, T. Rowe Price Short-Term Global Income, T. Rowe Price Latin America, T. Rowe Price Emerging Markets Bond, T. Rowe Price Emerging Markets Bond, T. Rowe Price Global Stock, and T. Rowe Price International Growth & Income Funds. See Article FIFTH, Capital Stock, Paragraphs (A)-(E) of the Articles of Amendment and Restatement electronically filed with Amendment No. 19, Article II, Shareholders, Sections 2.01-2.11 and Article VIII, Capital Stock, Sections 8.01-8.06 of the Bylaws (filed with Amendment No. 19)

(4)(a) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Bond Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(4)(b) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Stock Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(4)(c) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Discovery Fund, dated May 1, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

(4)(d) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price European Stock Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(4)(e) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price New Asia Fund, dated May 1, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

(4)(f) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Global Government Bond Fund, dated November 7, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(4)(g) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Japan Fund, dated November 6, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

(4)(h) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Short-Term Global Income Fund, dated April 23, 1992 (electronically filed with Amendment No. 42 dated February 28, 1994)

(4)(i) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Latin America Fund, dated November 3, 1993 (electronically filed with Amendment No. 41 dated December 16, 1993)

(4)(j) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Emerging Markets Bond Fund, dated November

         2, 1994 (electronically filed with Amendment No. 44 dated December 22,
         1994)

(4)(k) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Emerging Markets Stock Fund, dated January 25, 1995 (electronically filed with Amendment No. 49 dated March 22, 1995)

(4)(l) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Global Stock Fund, dated November 1, 1995 (electronically filed with Amendment No. 51 dated December 20, 1995)

(4)(m) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Growth & Income Fund, dated November 4, 1998 (electronically filed with Amendment No. 56 dated November 19, 1998)


(5) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc., dated March 31, 2000 (electronically filed with Amendment No. 60 dated March 27, 2000)

(6)      Inapplicable

(7)      Custody Agreements


(7)(a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, and February 9, 2000


(7)(b) Global Custody Agreement between The Chase Manhattan Bank, N.A., and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995,
         July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997,
         December 15, 1998, October 6, 1999, and February 9, 2000


(8)      Other Agreements


(8)(a) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2000, as amended February 9, 2000

(8)(b) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 2000, as amended February 9, 2000


(8)(c) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the Taxable Funds, dated January 1, 2000, as amended February 9, 2000

(9)      Opinion of Counsel

(10)     Consent of Independent Accountants

(11)     Inapplicable

(12)     Inapplicable


(13)     Inapplicable

(14)     Inapplicable

(15)     Code of Ethics, dated March 1, 2000


(16)     Inapplicable

(17)     Financial Data Schedules


(18)     Other Exhibits

         (a) Power of Attorney

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None

ITEM 25. INDEMNIFICATION

         The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company and ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. ("Manager"), and its subsidiaries and affiliates as listed in
Item 26 of this Registration Statement (with the exception of the T. Rowe Price Associates Foundation, Inc.), and all other investment companies in the T. Rowe Price family of mutual funds. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

GENERAL. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; PROVIDED, HOWEVER, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Article X, Section 10.01 of the Registrant's By-Laws provides as follows:

         SECTION 10.01. INDEMNIFICATION AND PAYMENT OF EXPENSES IN ADVANCE. The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, who, by reason of his position was, is, or is threatened to be made, a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under applicable Maryland law, as from time to time amended. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under applicable Maryland Law, as from time to time amended. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in applicable Maryland law, as from time to time amended.

         Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

         Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

         (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

         (ii) an independent legal counsel in a written opinion.

         Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a)      the Indemnitee provides a security for his undertaking; or

(b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

         (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

         (ii) an independent legal counsel in a written opinion.

         Section 10.02 of the Registrant's By-Laws provides as follows:

         SECTION 10.02. INSURANCE OF OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER


M. DAVID TESTA, Chairman of the Board and Director of the Manager; is also Vice-Chairman of the Board, Chief Investment Officer, Director, and Managing Director of T. Rowe Price.


PETER B. ASKEW, Executive Vice President of the Manager.


PAUL T. BATEMAN, Director of the Manager. Mr. Bateman also serves as Director and/or officer of other companies related to or affiliated with Robert Fleming Holdings.


JOHN R. FORD, Chief Investment Officer and Executive Vice President of the Manager.

D. WILLIAM J. GARRETT, Director of the Manager; is Group Chief Executive of Robert Fleming Holdings Limited ("Robert Fleming Holdings"), a parent of the Manager which is a United Kingdom holding company duly organized and existing under the laws of the United Kingdom. Mr. Garrett also serves as Director and/or officer of other companies related to or affiliated with Robert Fleming Holdings; Director of Stone Investments (Number 4) Limited; Vice President of SimCoGeF S.p.A.

P. JOHN MANSER, Director of the Manager; is Chairman of Robert Fleming Holdings. Mr. Manser also serves as Director and/or officer of other companies related to or affiliated with Robert Fleming Holdings; Chairman of Delancey Estates PIc; Director of Capital Shopping Centres, Cancer Research Campaign, and Shaftesbury PIc.

GEORGE A. MURNAGHAN, Executive Vice President of the Manager; is Managing Director of T. Rowe Price.


JAMES S. RIEPE, Director of the Manager; is also Vice-Chairman of the Board, Director, and Managing Director of T. Rowe Price.

GEORGE A. ROCHE, Director of the Manager; is also Chairman of the Board, President, and Managing Director of T. Rowe Price.


MARTIN G. WADE, Director, Vice Chairman, and Chief Executive Officer of the Manager; is a Director of Robert Fleming Holdings, and Robert Fleming Asset Management.


DAVID J.L. WARREN, President of the Manager.


With the exception of Christopher D. Alderson, Steven J. Banks, Mark C.J. Bickford-Smith, Michael J. Conelius, Ann B. Cranmer, Julio A. Delgado, Frances Dydasco, Mark J.T. Edwards, Carol A. Eve, Roger L. Fiery III, Abigail Fulton, R. Aran Gordon, Pascal Hautcoeur, Todd J. Henry, Leah P. Holmes, Henry H. Hopkins, Paul Kitney, Ian J. Macdonald, Nancy M. Morris, Thomas O. Murther, Gonzalo Pangaro, Sally Patterson, Kathleen G. Polk, Robert Revel-Chion, Christopher Rothery, James B.M. Seddon, Robert W. Smith, Benedict R.F. Thomas, Justin Thomson, Christine To, William F. Wendler II, and Richard T. Whitney, all officers of the Manager are officers and/or employees of Price Associates and may also be officers and/or directors of one or more subsidiaries of Price Associates and/or one or more of the registered investment companies for which Price Associates or the Manager serves as investment adviser. Ms. Cranmer is a Director of Fleming Investment Management Limited and Robert Fleming Management Services.

RPFI International Partners, L.P., is a Delaware limited partnership organized in 1985 for the purpose of investing in a diversified group of small and medium-sized non-U.S. companies. The Manager is the general partner of this partnership, and certain institutional investors, including advisory clients of the Manager, are its limited partners.

See also "Management of Fund," in the Registrant's Statement of Additional Information.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for eighty-eight mutual funds, including the following investment companies: T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc.,
         T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc.,
         T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund,
         T. Rowe Price Capital Appreciation Fund, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Short-Term U.S. Government Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price Small-Cap Stock Fund, Inc., T. Rowe Price Tax-Free Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds, Inc.,
         T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., Institutional Equity Funds, Inc., T. Rowe Price Financial Services Fund, Inc., T. Rowe Price Diversified Small-Cap Growth Fund, Inc., T. Rowe Price Tax-Efficient Funds, Inc., Reserve Investment Funds, Inc., T. Rowe Price Media & Telecommunications Fund, Inc., and T. Rowe Price Real Estate Fund, Inc. Investment Services is a wholly owned subsidiary of the Manager, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment

         Services will not receive any commissions or other compensation for acting as principal underwriter.

(b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.


NAME                                                               POSITIONS AND                   POSITIONS AND
                                                                   OFFICES WITH                    OFFICES WITH
                                                                   UNDERWRITER                     REGISTRANT
James S. Riepe                                                     Chairman of the Board           Vice President
                                                                   and Director
Edward C. Bernard                                                  President and Director          None
Henry H. Hopkins                                                   Vice President and Director     Vice President
Charles E. Vieth                                                   Vice President and Director     None
Patricia M. Archer                                                 Vice President                  None
Steven J. Banks                                                    Vice President                  None
John T. Bielski                                                    Vice President                  None
Darrell N. Braman                                                  Vice President                  None
Ronae M. Brock                                                     Vice President                  None
Meredith C. Callanan                                               Vice President                  None
John H. Cammack                                                    Vice President                  None
Ann R. Campbell                                                    Vice President                  None
Christine M. Carolan                                               Vice President                  None
Joseph A. Carrier                                                  Vice President                  None
Laura H. Chasney                                                   Vice President                  None
Renee M. Christoff                                                 Vice President                  None
Christopher W. Dyer                                                Vice President                  None
Christine S. Fahlund                                               Vice President                  None
Forrest R. Foss                                                    Vice President                  None
Thomas A. Gannon                                                   Vice President                  None
Andrea G. Griffin                                                  Vice President                  None
Douglas E. Harrison                                                Vice President                  None
David J. Healy                                                     Vice President                  None
Joanne M. Healey                                                   Vice President                  None
Joseph P. Healy                                                    Vice President                  None
Walter J. Helmlinger                                               Vice President                  None
Valerie King                                                       Vice President                  None
-Calloway
Eric G. Knauss                                                     Vice President                  None
Sharon R. Krieger                                                  Vice President                  None
Steven A. Larson                                                   Vice President                  None
Jeanette M. LeBlanc                                                Vice President                  None
Keith W. Lewis                                                     Vice President                  None
Gayle A. Lomax                                                     Vice President                  None
Sarah McCafferty                                                   Vice President                  None
Maurice A. Minerbi                                                 Vice President                  None
Mark J. Mitchell                                                   Vice President                  None
Nancy M. Morris                                                    Vice President                  None
George A. Murnaghan                                                Vice President                  None
Steven E. Norwitz                                                  Vice President                  None
Kathleen M. O'Brien                                                Vice President                  None
Barbara A. O'Connor                                                Vice President                  None
Wayne D. O'Melia                                                   Vice President                  None
David Oestr                                                        Vice President                  None
e
icher
Robert Petrow                                                      Vice President                  None
Pamela D. Preston                                                  Vice President                  None
George D. Riedel                                                   Vice President                  None
Lucy B. Robins                                                     Vice President                  None
John R. Rockwell                                                   Vice President                  None
Kenneth J. Rutherford                                              Vice President                  None
Alexander Savich                                                   Vice President                  None
Kristin E. Seeberger                                               Vice President                  None
Donna B. Singer                                                    Vice President                  None
Bruce D. Stewart                                                   Vice President                  None
William W. Strickland, Jr.                                         Vice President                  None
Jerome Tuccille                                                    Vice President                  None
Walter Wdowiak                                                     Vice President                  None
William F. Wendler II                                              Vice President                  None
Jane F. White                                                      Vice President                  None
Thomas R. Woolley                                                  Vice President                  None
Barbara A. O'Connor                                                Controller                      None
Theodore J. Zamerski III                                           Assistant Vice President and    None
                                                                   Assistant Controller
Matthew B. Alsted                                                  Assistant Vice President        None
Kimberly B. Andersen                                               Assistant Vice President        None
Richard J. Barna                                                   Assistant Vice President        None
Catherine L.Berkenkemper                                           Assistant Vice President        None
Edwin J. Brooks                                                    Assistant Vice President        None
III
Carl A. Cox                                                        Assistant Vice President        None
Charles R. Dicken                                                  Assistant Vice President        None
Cheryl L. Emory                                                    Assistant Vice President        None
John A. Galateria                                                  Assistant Vice President        None
Edward F. Giltenan                                                 Assistant Vice President        None
Jason L. Gounaris                                                  Assistant Vice President        None
Janelyn A. Healey                                                  Assistant Vice President        None
Sandra J. Kiefler                                                  Assistant Vice President        None
Suzanne M. Knoll                                                   Assistant Vice President        None
Patricia                                                           Assistant Vice President        Secretary
B
 .
Lippert
Teresa M. Loeffert                                                 Assistant Vice President        None
C. Lillian Matthews                                                Assistant Vice President        None
Janice D. McCrory                                                  Assistant Vice President        None
Danielle N. Nicholson                                              Assistant Vice President        None
JeanneMarie B. Patella                                             Assistant Vice President        None
Kylelane Purcell                                                   Assistant Vice President        None
David A. Roscum                                                    Assistant Vice President        None
Matthew A. Scher                                                   Assistant Vice President        None
Carole H. Smith                                                    Assistant Vice President        None
John A. Stranovsky                                                 Assistant Vice President        None
Nolan L. North                                                     Assistant Treasurer             None
Barbara A. Van Horn                                                Secretary                       None

(c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


         All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 4515 Painters Mill Road, Owings Mills, Maryland 21117. Custodian activities for the Registrant are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.


         Custody of Registrant's portfolio securities which are purchased outside the United States is maintained by The Chase Manhattan Bank, N.A., London, in its foreign branches or with other U.S. banks. The Chase Manhattan Bank, N.A., London, is located at Woolgate House, Coleman Street, London EC2P 2HD England.

ITEM 29. MANAGEMENT SERVICES

         Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus or Statement of Additional Information.

ITEM 30. UNDERTAKINGS

(a)     Not applicable

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, State of Maryland, this April 25, 2000.

         T. Rowe Price International Funds, Inc.

       /s/Martin G. Wade
By:    Martin G. Wade
       Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                 Title                 Date
---------                 -----                 ----

/s/Martin G. Wade        Chairman of the Board  April 25, 2000
Martin G. Wade           (Chief Executive Officer)

/s/Joseph A. Carrier     Treasurer (Chief       April 25, 2000
Joseph A. Carrier        Financial Officer)

/s/M. David Testa        Director and           April 25, 2000
M. David Testa           Vice President

*                        Director               April 25, 2000
Anthony W. Deering

*                        Director               April 25, 2000
Donald W. Dick, Jr.

*                        Director               April 25, 2000
Paul M. Wythes

/s/Henry H. Hopkins      Attorney-In-Fact       April 25, 2000
Henry H. Hopkins